                     AMENDED AND RESTATED CREDIT AGREEMENT

                           Dated as of March 30, 1999


                                     Among


                        THE HOUSTON EXPLORATION COMPANY,
                                as the Company;

                   CHASE BANK OF TEXAS, NATIONAL ASSOCIATION,
                            as Administrative Agent;

                            THE BANK OF NOVA SCOTIA,
                             as Syndication Agent;

                           FIRST UNION NATIONAL BANK,
                            as Documentation Agent;

                         PNC BANK NATIONAL ASSOCIATION,
                               as Managing Agent;

                                      and

                          THE LENDERS SIGNATORY HERETO






                     $250,000,000 Revolving Credit Facility

                               TABLE OF CONTENTS



                                                  ARTICLE I

                                      Definitions and Accounting Matters


         Section 1.01      Terms Defined Above.....................................................2
         Section 1.02      Certain Defined Terms...................................................2
         Section 1.03      Accounting Terms and Determinations....................................15

                                                  ARTICLE II

                                                 Commitments


         Section 2.01      Loans and Letters of Credit............................................16
         Section 2.02      Borrowings, Continuations, Conversions, and Issuances..................17
         Section 2.03      Changes of Commitments.................................................19
         Section 2.04      Fees...................................................................19
         Section 2.05      Applicable Lending Offices.............................................22
         Section 2.06      Several Obligations....................................................22
         Section 2.07      Notes..................................................................22
         Section 2.08      Prepayments............................................................23
         Section 2.09      Borrowing Base; Threshold Amount.......................................23

                                                 ARTICLE III

                                      Payments of Principal and Interest


         Section 3.01      Repayment of Loans.....................................................25
         Section 3.02      Interest...............................................................25

                                                  ARTICLE IV

                               Payments; Pro Rata Treatment; Computations; Etc.


         Section 4.01      Payments...............................................................26



         Section 4.02      Pro Rata Treatment.....................................................27
         Section 4.03      Computations...........................................................27
         Section 4.04      Non-receipt of Funds by the Agent......................................27
         Section 4.05      Sharing of Payments, Etc...............................................28
         Section 4.06      Assumption of Risks....................................................29
         Section 4.07      Obligation to Reimburse and to Repay...................................29
         Section 4.08      Obligations for Letters of Credit......................................31

                                                  ARTICLE V

                                      Yield Protection; Illegality; Etc.


         Section 5.01      Additional Costs.......................................................31
         Section 5.02      Limitation on Types of Loans...........................................33
         Section 5.03      Illegality.............................................................33
         Section 5.04      Certain Base Rate Loans pursuant to Sections 5.01 and 5.03.............34
         Section 5.05      Certain Compensation...................................................34

                                                  ARTICLE VI

                                             Conditions Precedent


         Section 6.01      Initial Loan...........................................................35
         Section 6.02      Initial and Subsequent Loans...........................................36
         Section 6.03      Conditions Relating to Letters of Credit...............................36
         Section 6.04      Subsequent Environmental Audits--New Acquisitions......................37
         Section 6.05      Guarantors.............................................................37


                                                 ARTICLE VII

                                        Representations and Warranties


         Section 7.01      Corporate Existence....................................................38
         Section 7.02      Financial Condition....................................................38
         Section 7.03      Liabilities; Litigation................................................39
         Section 7.04      No Breach..............................................................39
         Section 7.05      Corporate Action.......................................................39



         Section 7.06      Approvals..............................................................40
         Section 7.07      Use of Loans...........................................................40
         Section 7.08      ERISA..................................................................40
         Section 7.09      Taxes..................................................................40
         Section 7.10      Titles, etc............................................................40
         Section 7.11      No Material Misstatements..............................................41
         Section 7.12      Investment Company Act.................................................41
         Section 7.13      Public Utility Holding Company Act.....................................41
         Section 7.14      Subsidiaries and Partnerships..........................................41
         Section 7.15      Location of Business and Offices.......................................41
         Section 7.16      Gas Imbalances.........................................................41
         Section 7.17      Rate Filings...........................................................41
         Section 7.18      Environmental Matters..................................................42
         Section 7.19      Defaults...............................................................43
         Section 7.20      Compliance with the Law................................................43
         Section 7.21      Insurance..............................................................43
         Section 7.22      Credit Agreements......................................................43
         Section 7.23      Solvency...............................................................44

                                                 ARTICLE VIII

                                            Affirmative Covenants


         Section 8.01      Financial Statements and Other Reports.................................44
         Section 8.02      Litigation.............................................................47
         Section 8.03      Corporate Existence, Etc...............................................47
         Section 8.04      Engineering and Other Reports..........................................47
         Section 8.05      Further Assurances.....................................................49
         Section 8.06      Performance of Obligations.............................................49
         Section 8.07      MarketSpan Credit Facility.............................................49

                                                  ARTICLE IX

                                              Negative Covenants


         Section 9.01      Debt...................................................................49
         Section 9.02      Guaranties, Etc........................................................50
         Section 9.03      Liens..................................................................50
         Section 9.04      Leases.................................................................52



         Section 9.05      Investments............................................................52
         Section 9.06      Dividends..............................................................53
         Section 9.07      Sale of Assets.........................................................53
         Section 9.08      Stock of Subsidiaries, Etc.............................................53
         Section 9.09      Transactions with Affiliates...........................................53
         Section 9.10      Mergers, Etc...........................................................54
         Section 9.11      Acquisitions...........................................................54
         Section 9.12      Interest Coverage Ratio................................................54
         Section 9.13      Debt to Total Capitalization Ratio.....................................54
         Section 9.14      Negative Pledge Agreements.............................................54
         Section 9.15      Sale of Oil and Gas Properties.........................................54
         Section 9.16      Environmental Matters..................................................55
         Section 9.17      ERISA Compliance.......................................................55
         Section 9.18      Hedging Agreements.....................................................56
         Section 9.19      Subsidiaries and Partnerships..........................................56
         Section 9.20      Changes to the MarketSpan Credit Facility .............................56

                                                  ARTICLE X

                                              Events of Default


         Section 10.01     Events of Default......................................................56
         Section 10.02     Cash Collateral for Letters of Credit..................................59

                                                  ARTICLE XI

                                                  The Agent


         Section 11.01     Appointment, Powers and Immunities.....................................60
         Section 11.02     Reliance by Agent......................................................60
         Section 11.03     Defaults...............................................................60
         Section 11.04     Rights as a Lender.....................................................61
         Section 11.05     Indemnification........................................................61
         Section 11.06     Non-Reliance on Agent and other Lenders................................61
         Section 11.07     Failure to Act.........................................................62
         Section 11.08     Resignation or Removal of Agent........................................62


                                                 ARTICLE XII

                                                Miscellaneous


         Section 12.01     Waiver.................................................................62
         Section 12.02     Notices................................................................63
         Section 12.03     Payment of Expenses, Indemnities, etc..................................63
         Section 12.04     Amendments, Etc........................................................64
         Section 12.05     Successors and Assigns.................................................65
         Section 12.06     Assignments and Participations.........................................65
         Section 12.07     Invalidity.............................................................67
         Section 12.08     Counterparts...........................................................67
         Section 12.09     References.............................................................67
         Section 12.10     Termination of Agreement; Survival of Obligations......................67
         Section 12.11     Captions...............................................................68
         Section 12.12     Governing Law..........................................................68
         Section 12.13     Interest...............................................................69
         Section 12.14     Waiver of Jury Trial...................................................70
         Section 12.15     Exculpation Provisions.................................................70
         Section 12.16     No Oral Agreements.....................................................70


Exhibit A - Form of Letter of Credit Agreement -- Agent
Exhibit B - Form of Revolving Credit Note
Exhibit C - Form of Compliance Certificate
Exhibit D - Form of Opinion
Exhibit E - Form of Borrowing, Continuation or Conversion Form
Exhibit F - Form of Assignment and Acceptance
Exhibit G - MarketSpan Loan Agreement
Exhibit H - MarketSpan Subordination Agreement

Schedule 1.02(b) -  Existing Letters of Credit
Schedule 7.03    -  Litigation and Liabilities
Schedule 7.08    -  ERISA Obligations
Schedule 7.10    -  Disclosure of Liens other than Excepted Liens
Schedule 7.14    -  Listing of Subsidiaries and Partnerships
Schedule 7.16    -  Gas Imbalances
Schedule 7.18    -  Environmental Matters
Schedule 7.21    -  Insurance
Schedule 7.22    -  Credit Agreements, Etc.
Schedule 9.01    -  Debt not reflected in Financial Statements
Schedule 9.17    -  Accumulated Funding Deficiencies
Schedule 9.18    -  Hedging Agreements

         THIS AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 30, 1999 is among THE HOUSTON EXPLORATION COMPANY, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the financial institutions that is now or hereafter becomes a signatory hereto, including the hereinafter defined "Chase" (together with their respective successors or assigns, individually, a "Lender" and, collectively, the "Lenders"); CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent"); THE BANK OF NOVA SCOTIA, as Syndication Agent; FIRST UNION NATIONAL BANK, as Documentation Agent; and PNC BANK NATIONAL ASSOCIATION, as Managing Agent.
 .

                                    RECITALS

         A. Pursuant to that certain Credit Agreement dated as of July 2, 1996, by and among the Company, the Agent and the lenders party thereto (such Credit Agreement, as heretofore amended and supplemented, the "Existing Credit Agreement"), the Company received certain loans and extensions of credit under a revolving credit facility made available to the Company under the Existing Credit Agreement.

         B. Pursuant to the Existing Credit Agreement a Borrowing Base and a Threshold Amount (as defined therein) are periodically determined by the Agent and the Lenders such that the Borrowing Base amount is determined by use of different criteria than those used to determine the Threshold Amount which has resulted in the amount of the Borrowing Base being greater than the Threshold Amount.

         C. The parties have agreed that from the date of this Agreement until the redetermination of the Borrowing Base to occur on or about September 1, 1999, the Borrowing Base shall be $200,000,000 and the Threshold Amount shall be $175,000,000.

         D, The parties have agreed that with regard to the redetermination of the Borrowing Base to occur on or about September 1, 1999 and for each redetermination thereafter, the Borrowing Base shall be set using the criteria previously used in determining the Threshold Amount (which will result in the amount of the Borrowing Base at such time and thereafter being lower than the existing Borrowing Base) and that, as a result, at such time and thereafter the Borrowing Base and the Threshold Amount shall be equal to one another.

         E. The Company, the Agent and the Lenders mutually desire to amend and restate in its entirety the Existing Credit Agreement to, among other things, provide for the modifications described above.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and of the loans and commitments hereinafter referred to, the parties hereto hereby agree that the Existing Credit Agreement is hereby amended and restated in its entirety to read herein and as follows:


                                   ARTICLE I

                       Definitions and Accounting Matters

                  Section 1.01 Terms Defined Above. As used in this Credit Agreement, the terms "Agent", "Company", "Lender" and "Lenders" shall have the meanings indicated above.

                  Section 1.02 Certain Defined Terms. As used herein, the following terms shall have the following meanings (all terms defined in this Article I or in other provisions of this Credit Agreement in the singular to have the same meanings when used in the plural and vice versa):

         "Acceptable Acquisition" means any Acquisition of (a) a corporation in the same line of business as the Company which has been either (i) approved by the Board of Directors of the corporation which is the subject of such Acquisition, or (ii) recommended by such Board to the shareholders of such corporation, (b) all or substantially all of the business or assets of any corporation or other business entity in the same line of business as the Company, and (c) Oil and Gas Properties in the normal course of business, so long as all other terms and conditions of this Agreement are complied with.

         "Acquisition" means any transaction pursuant to which the Company or any of its Subsidiaries (a) acquires equity securities (or warrants, options or other rights to acquire such securities) of any corporation other than the Company or any corporation which is not then a Subsidiary of the Company, pursuant to a solicitation of tenders therefor, or in one or more negotiated block, market or other transactions not involving a tender offer, or a combination of any of the foregoing, or (b) makes any corporation a Subsidiary of the Company, or causes any such corporation to be merged into the Company or any of its Subsidiaries, in any case pursuant to a merger, purchase of assets or any reorganization providing for the delivery or issuance to the holders of such corporation's then outstanding securities, in exchange for such securities, of cash or securities of the Company or any of its Subsidiaries, or a combination thereof, (c) purchases all or substantially all of the business or assets of any corporation or (d) acquires Oil and Gas Properties in the normal course of business, so long as all other terms and conditions of this Agreement are complied with.

         "Additional Costs" shall have the meaning assigned to that term in
Section 5.01.

         "Affected Loans" shall have the meaning assigned to that term in
Section 5.04.

         "Affiliate" of any Person shall mean (i) any Person directly or indirectly controlled by, controlling or under common control with such first Person, and (ii) any director, officer, partner or stockholder of such first Person or of any Person referred to in clause (i) above.

         "Agreement" shall mean this Credit Agreement, as the same may from time to time be amended or supplemented.

         "Alternate Reserve Report" shall have the meaning provided in Subsection 8.04(c).

         "Applicable Lending Office" shall mean, for each Lender and for each type of Loan, the lending office of such Lender (or an affiliate of such Lender) designated for such type of Loan on the signature pages hereof or such other offices of such Lender (or of an affiliate of such Lender) as such Lender may from time to time specify to the Agent and the Company as the office by which its Loans of such type are to be made and maintained.

         "Applicable Margin" shall mean at the time of calculation, with respect to any Loan, calculated as a function of the type of such Loan, the following rate per annum as applicable:



     THRESHOLD AMOUNT                   FIXED RATE LOAN APPLICABLE           BASE RATE LOAN APPLICABLE
       UTILIZATION                          MARGIN PERCENTAGE                   MARGIN PERCENTAGE
     ----------------                   --------------------------           -------------------------
Less than 50%                                    .625%                                 0%
Greater than or equal to 50%                      .75%                                 0%
but less than 65%
Greater than or equal to 65%                     1.00%                                 0%
but less than 85%
Greater than or equal to 85%                    1.125%                                 0%
but less than 100%
Greater than or equal to                        1.375%                                 0%
100% but less than 115%
Greater than or equal to                         1.50%                                 0%
115%


         "Assignment and Acceptance" shall have the meaning assigned such term in Section 12.06(b).

         "Base Rate" shall mean, with respect to any Base Rate Loan, for any day, the higher of (a) the Federal Funds Rate for such day plus 1/2 of 1%, or
(b) the Prime Rate for such day. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.

         "Base Rate Loans" shall mean Loans that bear interest at rates based upon the Base Rate.

         "Borrowing Base" shall mean at any time an amount equal to the amount determined as the Borrowing Base in accordance with Section 2.09.

         "BUG" shall mean The Brooklyn Union Gas Company.

         "Business Day" shall mean any day on which commercial banks are not authorized or required to close in the State of Texas and, where such term is used in the definition of "Quarterly Dates" in this Section 1.02 or if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, or a conversion of or into, or the Interest Period for, a Fixed Rate Loan or a notice by the Company with respect to any such borrowing, payment, prepayment, conversion or Interest Period, any day which is also a day on which dealings in Dollar deposits are carried out in the London Interbank Market.

         "Capital Lease" shall mean any lease which has been or should be capitalized on the books of the lessee in accordance with GAAP.

         "Change in Control" shall mean any change in ownership of the shares of stock of (a) THEC Holdings such that a Person (or group of Persons acting together) other than BUG acquires shares of stock of THEC Holdings, or (b) the Company such that a Person (or group of Persons acting together) other than THEC Holdings acquires a direct or indirect interest in more than 50% of the voting power of the voting stock of the Company.

         "Chase" shall mean Chase Bank of Texas, National Association (formerly known as Texas Commerce Bank National Association), individually and not as Agent.

         "Closing Date" shall mean March 30, 1999.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Commitment" shall mean, as to each Lender, the obligation of such Lender to make Loans to the Company or of the Agent to issue, reissue, renew or extend Letters of Credit on behalf of such Lender for the account of the Company, in an aggregate amount at any one time outstanding equal to the amount set forth opposite such Lender's name on the signature pages hereof under the caption "Commitment" (as the same may be reduced or increased from time to time pursuant to Section 2.03 hereof); provided, however, the total Commitments of all Lenders shall be subject to the Borrowing Base pursuant to the terms of this Agreement including, without limitation, Sections 2.01(a) and (b).

         "Consolidated Net Income" shall mean, for any period, the amount which, in conformity with GAAP, would be set forth opposite the caption "net income or loss" (or any like caption) on a consolidated income statement of the Company and its Subsidiaries for such period.

         "Consolidated Net Worth" shall mean, at a particular date, all amounts which would be included under shareholder's equity on a consolidated balance sheet of the Company and its Subsidiaries, as determined on a consolidated basis in accordance with GAAP.

         "Consolidated Total Capitalization" shall mean the sum of (a) Consolidated Total Debt and (b) the total capital represented by the capital stock of the Company at such time outstanding based, in the case of stock having a par value, upon its par value, and, in the case of stock of no par value, upon the value stated on the books of the Company, plus the total amount of paid-in capital surplus and earned surplus of the Company (or minus the amount of any net deficit in the surplus account of the Company), plus the amount of any premium on capital stock of the Company not included in surplus, minus the amount, if any, by which capital surplus has at any time been increased as a result of a restatement of the amount at which any assets of the Company are recorded on the books of the Company and minus non-cash charges related to the write-down of oil and gas reserves..

         "Consolidated Total Debt" shall mean Total Debt of the Company and its Subsidiaries, as determined on a consolidated basis in accordance with GAAP.

         "Debt" shall mean, for any Person, the sum of the following (without duplication): (a) all obligations of such Person for borrowed money or evidenced by bonds, debentures, notes or other similar instruments; (b) all obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments; (c) all obligations of such Person to pay the deferred purchase price of Property or services, except trade accounts payable (other than for borrowed money) arising in the ordinary course of business of such Person; (d) all obligations under Capital Leases; (e) all Debt and other obligations secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person; (f) guaranties, endorsements (other than for collection in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person, or otherwise to assure a creditor against loss; (g) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of other Persons; and (h) all obligations of such Person under or in connection with Hedging Agreements once such obligations become "debt" according to GAAP.

         "Default" shall mean the occurrence of any event which with notice or lapse of time or both would become an Event of Default.

         "Designated Borrowing Base" shall have the meaning assigned to that term in Section 2.09.

         "Dollars" and "$" shall mean lawful money of the United States of America.

         "Drawdown Termination Date" shall mean March 1, 2003, unless the Commitment shall be sooner terminated pursuant to Section 2.03(a) or Section 10.01, or unless extended pursuant to Section 2.01(c).

         "EBITDA" shall mean, for any period, the sum of Consolidated Net Income for such period plus the following expenses or charges to the extent deducted from Consolidated Net Income in such period: interest, taxes, depreciation, depletion and amortization.

         "Engagement Letter" shall mean that certain letter dated of even date herewith from the Agent to and accepted by the Company relating to certain fees payable by the Company to the Agent.

         "Engineering Reports" shall have the meaning assigned to that term in
Section 2.09(c).

         "Environmental Laws" shall mean any and all laws, statutes, ordinances, rules, regulations, orders, or determinations, whether now existing or hereafter existing or rendered, of any Governmental Authority pertaining to the environment applicable to the Company or its Subsidiaries or any of their respective Property in effect in any and all jurisdictions in which the Company or its Subsidiaries are conducting or at any time have conducted business, or where the Properties of the Company and its Subsidiaries are located, or where any hazardous substances generated by or disposed of by the Company or its Subsidiaries are located, including but not limited to the Oil Pollution Act of 1990 ("OPA"), the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, and other environmental conservation or protection laws. The terms "hazardous substance," "release" and "threatened release" shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") shall have the meanings specified in RCRA and the term "oil" shall have the meaning specified in OPA; provided, however, that (i) in the event either CERCLA, RCRA or OPA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment with respect to all provisions of this Agreement other than Article VII hereof, (ii) to the extent the laws of the state or states in which any Property of the Company or its Subsidiaries is located establish a meaning for "hazardous substance," "release," "threatened release," "solid waste", "disposal" or "oil" which is broader than that specified in CERCLA, RCRA or OPA, such broader meaning shall apply.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "ERISA Affiliate" shall mean any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Company or a Subsidiary or is under common control (within the meaning of Section 414(c) of the Code) with the Company or a Subsidiary.

         "Event of Default" shall have the meaning assigned to that term in
Article X.

         "Excepted Liens" shall mean: (i) Liens for taxes, assessments or other governmental charges or levies not yet due and payable or, if due and payable, being contested in good faith by appropriate action and for which appropriate reserves are maintained; (ii) Liens in connection with workmen's compensation, unemployment insurance or other social security, old age pension or public liability obligations not yet due or which are being contested in good faith by appropriate action; (iii) operator's, vendors', carriers', warehousemen's, repairmen's, mechanics', workmen's, materialmen's, construction or other like Liens arising by operation of law in the ordinary course of business or incident to the exploration, development, operation and maintenance of Oil and Gas Properties of the Company and its Subsidiaries and statutory landlord's liens in respect of obligations none of which shall remain unpaid more than 90 days or which are being contested in good faith by appropriate proceedings;
(iv) any Liens securing indebtedness, neither assumed nor guaranteed by the Company or any Subsidiary nor on which the Company or any Subsidiary pays interest, existing upon real estate or rights in or relating to real estate acquired by the Company or any Subsidiary for substation, metering station, pump station, storage, gathering line, transmission line, transportation line, distribution line or right of way purposes, and any Liens reserved in leases for rent and for com pliance with the terms of the leases in the case of leasehold estates, to the extent that any such Lien referred to in this clause
(iv) does not materially impair the use of the Property covered by such Lien for the purposes for which such Property is held by the Company or a Subsidiary; and (v) encumbrances (other than to secure the payment of borrowed money or the deferred purchase price of Property or services), easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations in any rights of way or other Property of the Company or its Subsidiaries for the purpose of roads, pipelines, transmission lines, transportation lines, distribution lines for the removal of gas, oil, coal or other minerals or timber, and other like purposes, or for the joint or common use of real estate, rights of way, facilities and equipment, and defects, irregularities and deficiencies in title of any rights of way or other Property which in the aggregate do not materially impair the use of such rights of way or other Property for the purposes of which such rights of way and other Property are held by the Company or a Subsidiary.

         "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of Dallas on the Business Day next succeeding such day, provided that (i) if the date for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to Chase on such day on such transactions as determined by the Agent.

         "Financial Statements" shall mean the financial statement or statements of the Company de scribed or referred to in Section 7.02.

         "Fixed Base Rate" shall mean with respect to any Fixed Rate Loan, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) quoted by the Agent at approximately 11:00 a.m. London time (or as soon thereafter as practicable) two Business Days prior to the first day of the Interest Period for such Loan for the offering by the Agent to leading banks in the London interbank market as determined by the Agent in its sole discretion of Dollar deposits having a term comparable to such Interest Period and in an amount comparable to the principal amount of the Fixed Rate Loan to be made by the Agent for such Interest Period.

         "Fixed Rate" shall mean, for any Fixed Rate Loan, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Agent to be equal to the quotient of (i) the Fixed Base Rate for such Loan for the Interest Period therefor, divided by (ii) one minus the Reserve Requirement for such Loan for such Interest Period.

         "Fixed Rate Loans" shall mean any Loan when and to the extent the interest rate therefor is determined on the basis of rates referred to in the definition of "Fixed Base Rate".

         "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time, applied on a basis consistent with those used in the preparation of the Financial Statements (except for changes concurred in by the Company's independent public accountants).

         "Governmental Authority" shall include the United States, the state, county, parish, province, municipal and political subdivisions in which any Property of the Company or the Subsidiaries is located or which exercises jurisdiction over any such Property, and any court, agency, department, commission, board, bureau or instrumentality of any of them which exercises jurisdiction over any such Property.

         "Governmental Requirement" shall mean any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other direction or requirement (including, without limitation, Environmental Laws, energy regulations and occupational, safety and health standards or controls) of any Governmental Authority.

         "Guarantors" shall mean each Significant Subsidiary, if any, which may execute a Guaranty Agreement after the date hereof pursuant to Section 9.19 hereof.

         "Guaranty Agreements" shall mean the guaranty agreements, if any, dated as of the date of their respective execution, executed by each of the Guarantors after the date hereof pursuant to Section 9.19 hereof, as same may be amended from time to time, guaranteeing prompt payment and/or performance of the Indebtedness.

         "Hedging Agreement" shall mean (i) any interest or currency rate swap, rate cap, rate floor, rate collar, exchange transaction, put or call option, forward agreement, foreign exchange or other exchange or rate protection agreement or any option with respect to any such transaction and (ii) any cap, floor, collar, exchange transaction, contract for sale for future delivery of oil or gas (whether or not the subject oil or gas is to be delivered), hedging contract, forward contract, swap agreement, futures contract, call or put option or any other similar agreement or other exchange or protection agreement relating to Hydrocarbons or any option with respect to any such transaction (whether or not any of the foregoing contemplates physical deliveries or only financial contracts).

         "Highest Lawful Rate" shall mean, with respect to each Lender, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Notes or on other Indebtedness under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

         "Hydrocarbon Interests" shall mean all rights, titles, interests and estates now owned or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, mineral fee interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserve or residual interest of whatever nature.

         "Hydrocarbons" shall mean oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined therefrom and all other minerals customarily produced in association therewith.

         "Indebtedness" shall mean (i) any and all amounts owing or to be owing by the Company to the Agent and/or the Lenders in connection with the Notes, any Letter of Credit or Letter of Credit Agreement, any Security Instrument, including this Agreement, or any Hedging Agreement (to the extent of net obligations owed in connection therewith), between the Company and the Agent or any Lender or any Affiliate of any Lender, and (ii) all renewals, extensions, replacements, amendments and/or rearrangements thereof.

         "Indemnity Matters" shall have the meaning assigned to that term in
Section 12.03(c).

         "Initial Funding" shall mean the funding of the initial Loans pursuant to Section 6.01 hereof.

         "Initial Reserve Report" shall mean, collectively, the reports of Netherland, Sewell and Associates dated as of December 31, 1999 and Miller & Lents dated December 31, 1999, with respect to Oil and Gas Properties of the Company, a copy of which has been delivered to the Lenders.

         "Interest Coverage Ratio" shall have the meaning assigned to that term in Section 9.12.

         "Interest Period" shall mean the period commencing on the date a Loan is made and ending, as the Company may select pursuant to Section 2.02: (a) in the case of Base Rate Loans, on the next succeeding Quarterly Date; and (b) in the case of Fixed Rate Loans, on the numerically corresponding day in the first, second, third, or sixth calendar month thereafter, provided that each such Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate calendar month. Notwithstanding the foregoing: (i) no Interest Period may commence before and end after the scheduled maturity of the Notes;
(ii) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); and (iii) no Interest Period on Fixed Rate Loans shall have a duration of less than one month.

         "LC Exposure" shall mean at any time the aggregate undrawn face amount of all outstanding Letters of Credit and the aggregate of all amounts drawn under Letters of Credit and not yet reimbursed or funded as a Loan pursuant to
Section 4.07(b).

         "Letter of Credit Agreements" shall mean the written agreements between the Company and the Agent executed or hereafter executed in connection with the issuance by the Agent of the Letters of Credit, such agreements to be in substantially the form attached hereto as Exhibit A, or on any other customary form for letters of credit of comparable amount and purpose, as from time to time agreed to by the Company and the Agent.

         "Letters of Credit" shall mean (i) the letters of credit outstanding on the Closing Date and described on Schedule 1.02(b) hereof, together with all renewals, replacements, extensions and substitutions thereof, (ii) the letters of credit hereafter issued by the Agent on behalf of the Lenders pursuant to
Section 2.01(b), and (iii) all reimbursement obligations pertaining to any such letters of credit; and "Letter of Credit" shall mean any one of the Letters of Credit and the reimbursement obligation pertaining thereto.

         "Liens" shall mean, with respect to any asset, any mortgage, lien, pledge, charge (including, without limitation, production payments and the like payable out of Oil and Gas Properties), security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, the Company and the Subsidiaries shall be deemed to own subject to a Lien any asset which they have acquired or hold subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.

         "Loans" shall mean the Revolving Credit Loans.

         "Majority Lenders" shall mean, at any time, Lenders having at least sixty-six and two thirds percent (66 2/3%) of the aggregate principal amount of all outstanding Loans or, if no Loans are outstanding, of the aggregate amount of the Commitments.

         "MarketSpan" shall mean MarketSpan Corporation d/b/a KeySpan Energy.

         "MarketSpan Loan Agreement" shall mean that certain Subordinated Loan Agreement dated as of November 30, 1998, by and between the Company and MarketSpan, as heretofore amended, modified or supplemented, a true and complete copy of which is attached hereto as Exhibit G.

         "MarketSpan Credit Facility" shall mean the $150,000,000 credit facility under the MarketSpan Loan Agreement, the obligations under which have been subordinated to the full and final payment of the Indebtedness pursuant to the MarketSpan Subordination Agreement.

         "MarketSpan Subordination Agreement" shall mean that certain Subordination Agreement dated as of November 25, 1998, by and among MarketSpan, the Company and the Agent, as heretofore amended, modified or supplemented, a true and complete copy of which is attached hereto as Exhibit H.

         "Material Adverse Effect" shall mean any material and adverse effect on (i) the assets, liabilities, financial condition, business, operations, affairs or circumstances of the Company and its Subsidiaries on a combined basis from those reflected in the Financial Statements or from the facts represented or warranted in this Agreement or any other Security Instrument, or
(ii) the ability of the Company and its Subsidiaries on a combined basis to carry out their respective business as at the date of this Agreement or as proposed at the date of this Agreement to be conducted or meet their respective obligations under the Notes, the Letters of Credit and Letter of Credit Agreements, this Agreement or the other Security Instruments on a timely basis.

         "Material Change" shall mean a Change in Control.

         "Multiemployer Plan" shall mean a Plan defined as such in Section 3(37) of ERISA to which contributions have been made by the Company or any ERISA Affiliate and which is covered by Title IV of ERISA.

         "Notes" shall mean the Revolving Credit Notes.

         "Oil and Gas Properties" shall mean Hydrocarbon Interests; the Properties now or hereafter pooled or unitized with Hydrocarbon Interests; all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any governmental body or agency having jurisdiction) which may affect all or any portion of the Hydrocarbon Interests; all operating agreements, contracts and other agreements which relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of Hydrocarbons from or attributable to such Hydrocarbon Interests; all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, the lands covered thereby and all oil in tanks and all rents, issues, profits, proceeds, products, revenues and other income from or attributable to the Hydrocarbon Interests; all tenements, hereditaments, appurtenances and Properties in anywise appertaining, belonging, affixed or incidental to the Hydrocarbon Interests, Properties, rights, titles, interests and estates described or referred to above, including any and all Property, real or personal, now owned or hereinafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or Property (excluding drilling rigs, automotive equipment or other personal property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or government or any agency, instrumentality or political subdivision thereof, or any other form of entity.

         "Phase I Audit" shall mean an inspection of property and an evaluation of operations conducted thereon of a scope and in such detail as would be conducted by a reasonably prudent purchaser, lender, or investor in light of all relevant facts and circumstances to identify adverse environmental conditions or violations of Environmental Laws that would subject a past, present, or future owner or operator of such property to liabilities under applicable Environmental Laws as a result of such environmental conditions and/or violations of Environmental Laws; provided, however, that the scope and detail of the inspection and evaluation shall be no less extensive than the minimum standards set forth in the most recent version of ASTM Standard E 1527, as adopted by the American Society for Testing and Materials.

         "Plan" shall mean an employee pension benefit or other plan established or maintained by the Company or any Subsidiary or any ERISA Affiliate and which is covered by Title IV of ERISA, other than a Multiemployer Plan.

         "Post-Default Rate" shall mean, with respect to the principal of any Loan and, to the extent permitted by law, any other amount payable by the Company under this Agreement or any Note or any Letter of Credit Agreement that is not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum during the period from and including the due date, to, but excluding the date on which such amount is paid in full equal to 2% above the Base Rate as in effect from time to time plus the Applicable Margin (if any) (provided that, if the amount so in default is principal of a Fixed Rate Loan and the due date thereof is a day other than the last day of the Interest period therefor, the "Post-Default Rate" for such principal shall be, for the period from and including the due date and to but excluding the last day of the Interest period therefor, 2% above the interest rate for such Loan as provided in Section 3.02 hereof and, thereafter, the rate provided for above in this definition).

         "Prime Rate" shall mean the rate of interest from time to time determined by Chase at the Principal Office as its prime commercial lending rate. Such rate is set by Chase as a general reference rate of interest, taking into account such factors as Chase may deem appropriate, it being understood that many of Chase's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that Chase may make various commercial or other loans at rates of interest having no relationship to such rate. Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Prime Rate. The Agent will give notice promptly to the Company of changes in the Prime Rate.

         "Principal Office" shall mean the principal office of the Agent and Chase, presently located at 712 Main Street, Houston, Texas 77002.

         "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

         "Quarterly Dates" shall mean the last day of each March, June, September, and December in each year, the first of which shall be the first such day after the Closing Date; provided that if any such day is not a Business Day, then such Quarterly Date shall be the next succeeding Business Day.

         "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System (or any successor), as the same may be amended or supplemented from time to time.

         "Regulatory Change" shall mean, with respect to any Lender, any change after the date of this Agreement in United States Federal, state or foreign law or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of lenders or insurance companies (including such Lender or its Applicable Lending Office) of or under any United States Federal, state or foreign law or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

         "Required Payment" shall have the meaning assigned to that term in
Section 4.04.

         "Reserve Report" shall have the meaning assigned to that term in
Section 8.04(a).

         "Reserve Requirement" shall mean, for any Interest Period for any Fixed Rate Loan, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during the Interest Period for such Loan under Regulation D by member banks of the Federal Reserve System in Dallas with deposits exceeding $1,000,000,000 against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall also reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against (i) any category of liabilities which includes deposits by reference to which the Fixed Base Rate for Fixed Rate Loans is to be determined as provided in the definition of "Fixed Base Rate" in this Section 1.01, or (ii) any category of extensions of credit or other assets which include Fixed Rate Loans.

         "Revolving Credit Loans" shall mean the revolving credit loans as provided for by Section 2.01(a).

         "Revolving Credit Notes" shall mean the promissory notes of the Company provided for in Section 2.07 and being in the form of Exhibit B hereto, together with any and all renewals, extensions for any period, increases or rearrangements thereof.

         "Security Instruments" shall mean this Agreement, the Notes, the Letter of Credit Agreements, and any and all other agreements or instruments now or hereafter executed and delivered by the Company, a Subsidiary or any other Person (other than participation or similar agreements between any Lender and any other bank or creditor with respect to any Indebtedness pursuant to this Agreement) in connection with, or as security for the payment or performance of, the Notes, any Letter of Credit or Letter of Credit Agreement, or this Agreement, as such instruments or agreements may be amended or supplemented from time to time.

         "Significant Subsidiary" shall mean a "significant subsidiary" as defined in Section 1-02(y) of Regulation S-X under the Securities and Exchange Act of 1934, as amended.

         "Solvent" shall mean with respect to any Person on a particular date, the condition that, on such date, (a) the fair value of the Property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's Property would constitute an unreasonably small amount of capital.

         "Subsidiary" shall mean any corporation, partnership, joint venture or other entity of which at least a majority of the outstanding shares of stock or other equity interests having by the terms thereof ordinary voting power or economic interests to elect a majority of the board of directors or other managers of such corporation, partnership, joint venture or other entity (irrespective of whether or not at the time stock or other equity interests of any other class or classes of such corporation, partnership, joint venture or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Company or one or more of the Subsidiaries, or by the Company and one or more of the Subsidiaries.

         "THEC Holdings" shall mean THEC Holdings Corp., a Delaware corporation.

         "Threshold Amount" shall mean (i) during the period from and including the Closing Date to and including the date of the redetermination of the Borrowing Base scheduled to occur September 1, 1999, $175,000,000, and (ii) thereafter, the amount equal to the Borrowing Base.

         "Threshold Amount Utilization" shall mean the quotient of (i) the sum of (A) the aggregate principal amount of Loans outstanding hereunder, plus (B) the LC Exposure, divided by (ii) the lesser of (A) the Threshold Amount in effect at the time of calculation, or (B) the aggregate amount of the Commitments.

         "Total Debt" means (a) all Debt for money borrowed or for the purchase price of Property, (b) trade Debt incurred in the ordinary course of business which is not paid when due, (c) liabilities under any bond, note, security, letter of credit (other than Letters of Credit issued for trade credit but including Letters of Credit issued as performance guarantees), acceptance facility, or similar agreement, (d) all obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, Debt or obligations of other Persons, (e) Capital Lease obligations, and
(f) all obligations under or in connection with Hedging Agreements once such obligations become "debt" according to GAAP.

                  Section 1.03 Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the Agent or the Lenders hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent with the Financial Statements (except for changes concurred with by the Company's independent public accountants).


                                   ARTICLE II

                                  Commitments

         Section 2.01 Loans and Letters of Credit. Each Lender severally agrees, on the terms of this Agreement, to make the following Loans to the Company, and the Agent on behalf of the Lenders agrees to issue, reissue, renew and extend Letters of Credit for the account of the Company in accordance with the following:

         (a) Revolving Credit Loans - during the period from and including the Closing Date to and including the Drawdown Termination Date, Revolving Credit Loans in an aggregate principal amount at any one time outstanding up to, but not exceeding, the amount of such Lender's Commitment as then in effect; provided, however, that the aggregate principal amount of all Revolving Credit Loans made by all Lenders hereunder at any one time outstanding shall not exceed, in the aggregate (A) the lesser of (1) the Borrowing Base or (2) the aggregate Commitments, as then in effect, minus (B) the LC Exposure. Subject to the terms of this Agreement, during the period from the Closing Date to and including the Drawdown Termination Date, the Company may borrow, repay and reborrow the amount of the Commitments, as then in effect.

Subject to the other terms and provisions of this Agreement, at the option of the Company unless otherwise provided herein, the Loans may be Base Rate Loans or Fixed Rate Loans (each a "type" of Loan). For purposes of this Section 2.01(a), Fixed Rate Loans having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Loans.

         (b) Letters of Credit:

                  (i) During the period from and including the Closing Date to and including the Drawdown Termination Date, the Lenders agree to extend credit to the Company at any time and from time to time by participating in the issuance, renewal, extension or reissuance of Letters of Credit pursuant to this Agreement; provided, that all such Letters of Credit issued on or after the Closing Date shall be issued by the Agent; and further provided, however, the aggregate amount of all Letters of Credit at any one time outstanding shall not exceed (A) the lesser of (1) $2,000,000, or (2) the lesser of (x) the Borrowing Base, or (y) the aggregate

         Commitments, as then in effect, minus (B) the aggregate principal amount of all Loans then outstanding.

                  (ii) Each of the Letters of Credit issued after the Closing Date shall (A) be issued by the Agent, (B) contain such terms and provisions as are required by the Letter of Credit Agreement executed in connection therewith and (to the extent not in conflict with the Letter of Credit Agreement) those then customarily used by the Agent in letters of credit, (C) be for the account of the Company, (D) be issued to support trade payables and performance guarantees, and (E) expire not later than the Drawdown Termination Date.

                  (iii) In conjunction with the issuance of a Letter of Credit, the Company shall execute a Letter of Credit Agreement. In the event of any conflict between any provision of a Letter of Credit Agreement and this Agreement, the Company, the Agent and the Lenders hereby agree that the provisions of this Agreement shall govern.

         (c) Extensions - With the unanimous written consent of the Lenders, which may or may not be granted in the discretion of the Lenders, the Company may, on an annual basis, obtain one year extensions of the Drawdown Termination Date by delivering a written request for same to the Agent not more than four
(4) months and not less than sixty (60) days prior to the Drawdown Termination Date.

         Section 2.02 Borrowings, Continuations, Conversions, and Issuances.

         (a) The Company shall give the Agent (which shall promptly notify the Lenders) advance notice as hereinafter provided of each borrowing, continuation, and conversion and each request for issuance, renewal or extension of a Letter of Credit hereunder which request shall be in the form of Exhibit E hereto, which shall specify the aggregate amount of such Loan or such Letter of Credit, the date (which shall be a Business Day) of the Loans to be borrowed, continued or converted, or the Letters of Credit to be issued, renewed or extended, the type of Loan to be borrowed, continued or converted, the beneficiary and other terms of such Letter of Credit, and in the case of Fixed Rate Loans, the duration of the Interest Period therefor, all of which (other than the beneficiary) must not conflict with the other terms and provisions of this Agreement.

         (b) All Base Rate Loans (as part of the same borrowing) shall be in aggregate amounts among all Lenders of at least $5,000,000 (or increments of $1,000,000 in excess thereof) or the remaining unused portion of the Commitments, or the amount disbursed under a Letter of Credit and advanced hereunder pursuant to Section 4.07(b) hereof, if less. All Fixed Rate Loans (as part of the same borrowing) shall be in aggregate amounts among all Lenders of at least $5,000,000 (or increments of $1,000,000 in excess thereof).

         (c) All borrowings, continuations and conversions of Loans, or requests for issuance, renewal, extension or reissuance of Letters of Credit shall require advance written notice from the Company to the Agent, which in each case (other than the issuance, renewal, extension or reissuance of Letters of Credit) shall be irrevocable and effective only upon receipt by the Agent and shall be received by the Agent not later than 10:00 a.m. Houston time on a day which is not less than the number of Business Days prior to the date of such borrowing, continuation or conversion specified below opposite the type of such Loans:

                                                      Number of
                           Type                      Business Days
                           ----                      -------------
                           Base Rate Loans               0

                           Fixed Rate Loans              3;

and four (4) Business Days prior to the date such Letter of Credit is to be issued, renewed, extended or reissued.

         (d) Not later than 12:00 noon Houston time on the date specified for each borrowing hereunder, each Lender shall make available in immediately available funds the amount of the Loan to be made by such Lender on such date to the Agent, to an account which the Agent shall specify for the account of the Company. The amounts so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Company by depositing the same, in immediately available funds, in an account of the Company designated by the Company and main tained with Chase at the Principal Office.

         (e) On the date specified for the issuance, renewal or extension of a Letter of Credit, the Agent shall issue such Letter of Credit to the beneficiary thereof.

         (f) Subject to the terms of this Agreement, the Company may elect to continue all or any part of any Fixed Rate Loan beyond the expiration of the then current Interest Period relating thereto by giving advance notice to the Agent of such election, specifying the amount of such Loan to be continued and the Interest Period therefor. In the absence of such a timely and proper election in accordance with the terms of Section 2.02(a) and (c), the Company shall be deemed to have elected to convert such Fixed Rate Loan to a Base Rate Loan. All or any part of any Fixed Rate Loan may be continued as provided herein, provided that (i) any continuation of any such Loan shall be (as to each Loan as continued for an applicable Interest Period) in the principal amount of at least $5,000,000 (or increments of $1,000,000 in excess thereof), and (ii) no Event of Default shall have occurred and be continuing. If an Event of Default shall have occurred and be continuing, each Fixed Rate Loan shall be converted to a Base Rate Loan on the last day of the Interest Period applicable thereto.

         (g) Subject to the terms of this Agreement:

                  (i) The Company may elect to convert any Fixed Rate Loan on the last day of the then current Interest Period relating thereto to a Base Rate Loan by giving advance notice to the Agent of such election.

                  (ii) The Company may elect to convert all or any part of a Base Rate Loan at any time and from time to time to a Fixed Rate Loan by giving advance notice to the Agent of such election. All or any part of any outstanding Loan may be converted as provided herein, provided that any conversion of any Base Rate Loan into a Fixed Rate Loan shall be (as to each such Loan into which there is a conversion for an applicable Interest Period) in the prin cipal amount not less than $1,000,000. If no Event of Default shall have occurred and be continuing, each Loan may be converted as provided in this Section. If an Event of Default shall have occurred and be continuing, no Loan may be converted into a Fixed Rate Loan.

         Section 2.03 Changes of Commitments.

         (a) The Company shall have the right to terminate or to reduce the amount of the Commitments at any time or from time to time upon not less than three (3) Business Day's prior written notice to the Agent (which shall promptly notify the Lenders) of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction (which shall not be less than $5,000,000 or any increment of $5,000,000 in excess thereof) and shall be irrevocable and effective only upon receipt by the Agent.

         (b) The Commitments once terminated or reduced may not be reinstated.

         (c) The Company shall have the right, without the consent of the Lenders but with the prior approval of the Agent, not to be unreasonably withheld, to cause from time to time an increase in the aggregate Commitments of the Lenders by adding to this Agreement one or more additional Lenders or by allowing one or more Lenders to increase their respective Commitments; provided however (i) no Event of Default shall have occurred hereunder which is continuing, (ii) no such increase shall result in the aggregate Commitments hereunder to exceed $250,000,000, (iii) no Lender's Commitment shall be increased without such Lender's consent, and (iv) on the effective date of any such increase, there shall be no outstanding Fixed Rate Loans hereunder.

         Section 2.04 Fees.

         (a) The Company shall pay to the Agent, for the account of each Lender, the following commitment fees:

                  (i) A commitment fee on the daily average of the amount by which the Designated Borrowing Base exceeds the sum of (A) the LC Exposure, plus (B) the aggregate principal amount of all outstanding Loans, for the period from and including the last Borrowing Base determination date to the earlier of the date the Commitments are terminated or the date of the next effective Borrowing Base determination date at the following rate per annum as applicable:


               THRESHOLD AMOUNT
                  UTILIZATION                                               COMMITMENT FEE
               ----------------                                             --------------
Less than 50%                                                                     .25%
Greater than or equal to 50% but less than 65%                                    .25%
Greater than or equal to 65% but less than 100%                                   .30%
Greater than or equal to 100% but less than
115%                                                                             .375%
Greater than or equal to 115%                                                    .375%

                  (ii) An unavailable commitment fee on the daily average difference between the Designated Borrowing Base and the lesser of (A) the Commitments or (B) the Borrowing Base for the period from and including the last Borrowing Base determination date to the earlier of the date the Commitments are terminated or the date of the next Borrowing Base determination at a rate per annum equal 33% of the applicable rate per annum outlined in clause (i) above.

                  (iii) If the Designated Borrowing Base is increased pursuant to the proviso of Section 2.09(d), an additional commitment fee for the period beginning on the most recent semi-annual regularly scheduled Borrowing Base determination date (pursuant to Section 2.09) to the date on which the Designated Borrowing Base is so increased at the applicable rate per annum set forth in clause (i) above.

         All such commitment fees shall be calculated on the basis of a year of 365 (or, in a leap year, 366) days for the actual number of days elapsed. The accrued commitment fees shall be due and payable in arrears upon any reduction or termination of the Commitments and on the last Business Day of each December, March, June and September and on the Drawdown Termination Date, commencing on the first such date after the Closing Date.

         (b) The Company shall pay to the Agent a fee for the issuance of Letters of Credit (calculated separately for each Letter of Credit) under this Agreement at the following rate per annum as applicable, computed on the aggregate amount available to be drawn under each Letter of Credit:


               THRESHOLD AMOUNT
                  UTILIZATION                                          ISSUANCE FEE
               ----------------                                        ------------
Less than 50%                                                               .625%
Greater than or equal to 50% but less
than 65%                                                                     .75%
Greater than or equal to 65% but less
than 85%                                                                    1.00%
Greater than or equal to 85% but less
than 100%                                                                  1.125%
Greater than or equal to 100% but less
than 115%                                                                  1.375%
Greater than 115%                                                           1.50%

provided, however, each Letter of Credit shall bear a minimum fee of $300.00. Such fees shall be payable semi-annually in advance, commencing on the date of issuance of such Letter of Credit and shall be non-refundable. 1/8% of 1% of each such fee shall be retained by the Agent for its own account, with the remaining portion of each such fee being shared pro rata by the Lenders.

         (c) For the period from and including the Closing Date to the Drawdown Termination Date, the Company agrees to pay to the Agent on the date which is one (1) year after on the Closing Date and on the same day of each calendar year thereafter an engineering fee of $18,000. Eight thousand dollars of each such engineering fee shall be retained by the Agent with the balance being shared by the Lenders (excluding Chase, unless Chase is the only Lender) pro rata in proportion to their Commitments.

         (d) If the Company exercises its option to cause the Lenders to redetermine the Borrowing Base pursuant to Section 2.09(e), then for each exercise of such option, the Company shall pay (i) a fee to the Agent, the amount of which to be negotiated by the Agent and the Company at the time of each exercise of such option, and (ii) a fee of $1,250 to each Lender (excluding Chase).

         (e) The Company shall pay to the Agent as compensation for its services hereunder an administrative fee in cash or such other type of compensation as may be mutually agreed in the amount heretofore mutually agreed and any and other fees heretofore mutually agreed upon, all as set forth in the Engagement Letter. The administrative fee shall be due and payable on the date which is one (1) year after the Closing Date and on each anniversary thereof during the term of this Agreement. Upon termination of this Agreement, such fee shall be appropriately pro rated based on the fraction of a year that has elapsed between the latest anniversary of the Closing Date and the date the Commitments and all other obligations of the Lenders and the Agent under this Agreement are terminated.

         Section 2.05 Applicable Lending Offices. The Loans of each type made by each Lender shall be made and maintained at such Lender's Applicable Lending Office for Loans of such type.

         Section 2.06 Several Obligations. The failure of any Lender to make any Loan to be made by it or to provide funds for disbursements under Letters of Credit on the date specified therefor shall not relieve any other Lender of its obligation to make its Loan or provide such funds on such date, but no Lender shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender or to provide such funds to be provided by such other Lender.

         Section 2.07 Notes.

         (a) The Revolving Credit Loans made by each Lender shall be evidenced by a single promissory note of the Company in substantially the form of Exhibit B hereto, dated (i) the Closing Date or (ii) the effective date of an Assignment pursuant to Section 12.06(b), payable to the order of such Lender in a principal amount equal to the maximum amount of its Commitment as originally in effect and otherwise duly completed. The date, amount, type, interest rate and maturity date of each Loan made by each Lender, and all payments made on account of the principal thereof, shall be recorded by such Lender on its books and, prior to any transfer of a Note held by it, endorsed by such Lender on the schedule attached to such Note or any continuation thereof; provided, however, such Lender shall have no liability to the Company if it fails to record any such information and in no event shall such failure diminish or impair the Company's obligation to repay all amounts owing to such Lender under such Note.

         (b) No Lender shall be entitled to have its Note subdivided, by exchange for promissory notes of lesser denominations or otherwise, except in connection with a permitted assignment of all or any portion of such Lender's Commitment, Loans and Note pursuant to Subsection 12.06(b).

         Section 2.08 Prepayments.

         (a) The Company may prepay Loans on any Business Day upon notice to the Agent (which shall promptly notify the Lenders), which notice shall be given by the Company not later than 10:00 a.m. Houston time three (3) Business Days' prior to the date of such prepayment, shall specify the amount of the prepayment (which shall be not less than $1,000,000 (or increments of $1,000,000 in excess thereof) or the remaining balance of any Loans outstanding, if less) and shall be irrevocable and effective only upon receipt by the Agent, provided that interest on the principal prepaid, accrued to the prepayment date, shall be paid on the next quarterly interest payment date unless the prepayment is of the remaining balance of all Loans outstanding. Any prepayment of any Fixed Rate Loans shall be subject to the provisions of
Section 5.05 hereof.

         (b) If at any time the sum of the outstanding aggregate principal amount of the Loans and the LC Exposure exceeds the lesser of the then effective Borrowing Base or the aggregate amount of the Commitments, then the Company shall (i) within 30 days following such event, pay or prepay the amount of such excess amount for application first, towards reduction of all amounts previously drawn under Letters of Credit, but not yet funded as a Revolving Credit Loan pursuant to Section 4.07(b) or reimbursed, second, if necessary, towards reduction of the outstanding principal balance of the Notes by prepaying Base Rate Loans, if any, then outstanding, and third, if necessary, at the election of the Company, either toward a reduction of the outstanding principal balance of the Notes by prepaying Fixed Rate Loans, if any, then outstanding or by paying such amount to the Agent as cash collateral for outstanding Letters of Credit, which amount shall be held by the Agent as cash collateral to secure the Company's obligation to reimburse the Agent and the Lenders for drawings under the Letters of Credit, or (ii) within 30 days following such event, provide the Lenders with additional collateral acceptable to the Lenders to eliminate such Borrowing Base deficiency. The Company shall also pay any amounts payable pursuant to Section 5.05 in connection with any payment or prepayment made pursuant to this Section 2.08(b).

         Section 2.09 Borrowing Base; Threshold Amount.

         (a) During the period from and after the Closing Date to and including the effective date of the redetermination of the Borrowing Base scheduled to occur September 1, 1999, the amount of (i) the Borrowing Base shall be $200,000,000 (subject to any redetermination occurring pursuant to the second paragraph of Section 2.09(c) below), and (ii) the Threshold Amount shall be $175,000,000. The redetermination of the Borrowing Base scheduled to occur September 1, 1999, and each redetermination of the Borrowing Base thereafter shall be made using the same criteria used by the Agent and the Lenders prior to the Closing Date to determine the Threshold Amount. On and after the effective date of the redetermination of the Borrowing Base scheduled to occur September 1, 1999, the Threshold Amount shall be equal to the amount of the Borrowing Base then in effect.

         (b) On the effective date of the redetermination of the Borrowing Base scheduled to occur September 1, 1999, and on the first day of each March and September thereafter (provided that the Company shall have furnished the Engineering Reports in a timely and complete manner), the Agent shall redetermine the amount of the Borrowing Base for recommendation to the Lenders in accordance with this Section 2.09.

         (c) Upon receipt of the reports required by Section 8.04 and such other reports, data, and supplemental information as may, from time to time, be reasonably requested by the Agent or the Required Lenders (the "Engineering Reports"), together with a certificate from the President or chief financial officer of the Company that, to the best of his knowledge and in all material respects, (i) the information upon which the Engineering Reports are based is true and correct, (ii) the certificate identifies the properties covered by the Engineering Reports that have not been previously included in any prior Engineering Reports, and (iii) no Oil and Gas Properties of the Company, its Affiliates or its Subsidiaries have been sold since the date of the last Borrowing Base determination except as set forth on an exhibit to the certificate, which certificate shall list all Oil and Gas Properties of the Company, its Affiliates and its Subsidiaries sold in compliance with Section
9.15 and in such detail as reasonably required by the Agent, the Agent and the Lenders will evaluate the Properties covered by the Engineering Reports. Based upon such information and such other information as the Agent or the Required Lenders deems appropriate, the Agent will redetermine the Borrowing Base for recommendation to the Lenders. Such redetermination shall be accomplished not later than the first day of each March and September commencing on September 1, 1999 (provided that the Company shall have furnished the Engineering Reports in a timely and complete manner). Each redetermination of the Borrowing Base must be approved by the Majority Lenders; provided, however, the redetermination of the Borrowing Base scheduled to occur on September 1, 1999, must be approved by all of the Lenders.

         Each redetermination of the Borrowing Base shall be effective and applicable for all purposes of this Agreement until the effective date of the next redetermination, except as provided elsewhere in this Agreement and except for such redetermination as the Majority Lenders may conduct in good faith and at their sole discretion, after notice to the Company of their intention to so redetermine the Borrowing Base (and, in the case of such a redetermination prior to the redetermination scheduled to occur September 1, 1999, the Threshold Amount), upon the occurrence of any event or change having a Material Adverse Effect or a material change in the value or nature of the Property included in the Borrowing Base. The Agent will promptly notify the Company in writing of each redetermination of the Borrowing Base made in accordance with this Section 2.09. Until such notification, the Borrowing Base established for the directly preceding period shall remain in effect, and thereafter the new Borrowing Base as set forth in such notification shall be in effect.

         (d) Upon the Company's receipt of written notice from the Agent of the amount of the Borrowing Base then in effect, the Company may accept all or a lesser amount of such Borrowing Base (the "Designated Borrowing Base") by providing written notice to the Agent of the amount of the Designated Borrowing Base within 5 Business Days following receipt of said notice from the Agent; provided, however, the Designated Borrowing Base shall not be less than the lower of (i) the amount of the Borrowing Base then in effect, or (ii) $125,000,000, and shall not be greater than the lower of (x) the Borrowing Base then in effect, or (y) the aggregate amount of the Commitments. If the Company does not provide such written notice to the Agent within such 5 Business Day period, the Designated Borrowing Base shall be equal to the amount of the Borrowing Base as set forth in the aforementioned written notice from the Agent to the Company; provided, however, that during each Borrowing Base period and after the expiration of such 5 Business Day period, the Company shall have an opportunity to adjust the Designated Borrowing Base by providing the Agent with written notice anytime at least 5 Business Days in advance of its intent to designate a different Designated Borrowing Base based upon the Agent's most recent written notice to the Company of the Borrowing Base and subject to the limitations set forth above. During the period from and after the Closing Date to and including the effective date of the next designation of the Designated Borrowing Base in accordance with this Section 2.09, the amount of the Designated Borrowing Base shall be $200,000,000

         (e) The Company shall have the option to cause the Lenders to redetermine the Borrowing Base once between each scheduled semi-annual Borrowing Base determination occurring after the redetermination scheduled to occur on September 1, 1999; provided, however, any such redetermination must be approved by the Majority Lenders, and each request for such redetermination must be accompanied by such information, reports and certificates as the Agent or the Required Lenders shall reasonably require to support such redetermined Borrowing Base.

         (f) At no time shall the Threshold Amount exceed the Borrowing Base.


                                  ARTICLE III

                       Payments of Principal and Interest

         Section 3.01 Repayment of Loans. The Company will pay to the Agent for account of each Lender the then outstanding principal amount of each Loan made by such Lender on or before the Drawdown Termination Date.

         Section 3.02 Interest.

         (a) The Company will pay to the Agent for account of each Lender interest on the unpaid principal amount of each Loan made by such Lender for the period commencing on the date of such Loan to but excluding the date such Loan shall be paid in full, at the following rates per annum:

                  (i) if such Loan is a Base Rate Loan, the Base Rate (as in effect from time to time) plus the Applicable Margin, if any, but in no event to exceed the Highest Lawful Rate; and

                  (ii) if such Loan is a Fixed Rate Loan, for each Interest Period relating thereto (excluding the last day thereof), the Fixed Rate for such Loan plus the Applicable Margin, but in no event to exceed the Highest Lawful Rate.

         Notwithstanding the foregoing, the Company will pay to the Agent for the account of each Lender interest at the applicable Post-Default Rate on any principal of any Loan made by such Lender and, to the fullest extent permitted by law, on any other amount payable by the Company hereunder, under any Note or under any other Security Instrument, which shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise), for the period commencing on the due date thereof until the same is paid in full, but in no event to exceed the Highest Lawful Rate.

         (b) Accrued interest on each Base Rate Loan shall be payable quarterly on each Quarterly Date and accrued interest on each Fixed Rate Loan shall be payable on the last day of the Interest Period therefor and, if an Interest Period is longer than three months or 90 days, at three month intervals following the first day of such Interest Period, except that interest payable at the Post-Default Rate shall be payable from time to time on demand and interest on any Fixed Rate Loan that is converted into a Base Rate Loan (pursuant to Section 5.04) shall be payable on the date of conversion (but only to the extent so converted).

         (c) Promptly after the determination of any interest rate provided for herein or any change therein, the Agent shall notify the Lenders to which such interest is payable and the Company thereof.

                                   ARTICLE IV

                Payments; Pro Rata Treatment; Computations; Etc.

         Section 4.01 Payments. Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Company under this Agreement, the Notes and the Letter of Credit Agreements shall be made in Dollars, in immediately available funds, to the Agent at such account as the Agent shall specify by notice to the Company from time to time, not later than 10:00 a.m. Houston time on the date on which such payments shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Company shall, at the time of making each payment under this Agreement, any Note or any Letter of Credit Agreement, specify to the Agent the Loans or other amounts payable by the Company hereunder to which such payment is to be applied (and in the event that it fails to so specify, or if an Event of Default has occurred and is continuing, the Agent may distribute such payment to the Lenders in such manner as it or the Majority Lenders determine to be appropriate, subject to Section 4.02). Each payment received by the Agent under this Agreement or any Note for account of a Lender shall be paid promptly to such Lender, in immediately available funds, for account of such Lender's Applicable Lending Office for the Loan in respect of which such payment is made. If the due date of any payment under this Agreement, any Note or any Letter of Credit Agreement, would otherwise fall on a day which is not a Business Day, such due date shall be extended to the next succeeding Business Day and interest shall be payable for any principal so extended for the period of such extension.

         Section 4.02 Pro Rata Treatment. Except to the extent otherwise provided herein: (a) each borrowing from the Lenders under Section 2.01 shall be made from the Lenders, each payment of commitment fee or other fees under
Section 2.04 shall be made for account of the Lenders unless otherwise provided in Section 2.04, and each termination or reduction of the amount of the Commitments under Section 2.03 shall be applied to the Commitments of the Lenders, pro rata according to the amounts of their respective unused Commitments, (b) each payment of principal of Loans by the Company shall be made for account of the Lenders pro rata in accordance with the respective unpaid principal amount of the Loans held by the Lenders and (c) each payment of interest on Loans by the Company shall be made for account of the Lenders pro rata in accordance with the amounts of interest due and payable to the respective Lenders.

         Section 4.03 Computations. Interest on Fixed Rate Loans shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable, unless such calculation would result in a usurious rate, in which case interest shall be calculated on the per annum basis of a year of 365 or 366 days, as the case may be. Interest on Base Rate Loans and fees shall be computed on the basis of (a) a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable with respect to the Prime Rate, and
(b) a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable, unless such calculation would result in a usurious rate, in which case interest shall be calculated on a per annum basis of a year of 365 or 366 days, as the case may be, with respect to the Federal Funds Rate.

         Section 4.04 Non-receipt of Funds by the Agent. Unless the Agent shall have been notified by a Lender or the Company prior to the date on which such notifying party is scheduled to make payment to the Agent of (in the case of a Lender) the proceeds of a Loan to be made by it hereunder or (in the case of the Company) a payment to the Agent for account of one or more of the Lenders hereunder (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that it does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date and, if such Lender or the Company (as the case may be) has not in fact made the Required

Payment to the Agent, the recipient(s) of such payment shall, on demand, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to (i) the Federal Funds Rate (but not to exceed the Highest Lawful Rate), for Required Payments required to be made by any Lender, or (ii) the Post-Default Rate (but not to exceed the Highest Lawful Rate), for Required Payments required to be made by the Company.

         Section 4.05 Sharing of Payments, Etc. The Company agrees that, in addition to (and without limitation of) any right of set-off, Lenders' lien or counterclaim a Lender may otherwise have, each Lender shall be entitled (upon consent of the Agent), at its option, to offset balances held by it for account of the Company at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Lender's Loans, or any other amount payable to such Lender hereunder or under any Letter of Credit Agreement, which is not paid when due (regardless of whether such balances are then due to the Company), in which case such Lender shall promptly notify the Company and the Agent thereof, provided that such Lender's failure to give such notice shall not affect the validity thereof. If any Lender shall obtain payment of any principal of or interest on any Loan made by it to the Company under this Agreement or payment of any reimbursement obligation under a Letter of Credit Agreement through the exercise of any right of set-off, Lenders's lien or counterclaim or similar right or otherwise, and, as a result of such payment, such Lender shall have received a greater percentage of the principal or interest then due hereunder or under the respective Letter of Credit Agreement, as the case may be, by the Company to such Lender than the percentage received by any other Lenders, such Lender shall promptly rebate such excess amount to the Agent for distribution in accordance with the terms of Section 4.02 hereof, and the Lenders shall make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such excess payment (net of any expenses which may be incurred by such Lender in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal and/or interest on the Loans held by each of the Lenders or pro rata in accordance with the unpaid reimbursement obligation owed to each of the Lenders. To such end, all the Lenders shall make appropriate adjustments among themselves if such payment is rescinded or must otherwise be restored. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise any such right with respect to any other indebtedness or obligation of the Company to such Lender; provided, however, with respect to the Indebtedness or any other indebtedness owed by the Company or any Subsidiary to any Lender or any Affiliate of a Lender, all the Lenders shall share the benefit of any set-off pertaining to the Indebtedness or such other indebtedness pro rata in accordance with the unpaid principal and/or interest on the Loans held by each of the Lenders and the aforementioned other indebtedness or pro rata in accordance with the unpaid reimbursement owed to each of the Lenders and the aforementioned other indebtedness. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a set-off to which this Section 4.05 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section 4.05 to share the benefits of any recovery on such secured claim.

         Section 4.06 Assumption of Risks. The Company assumes all risks of the acts or omissions of beneficiaries of any of the Letters of Credit with respect to its use of the Letters of Credit. Except in the case of gross negligence or willful misconduct on the part of the Agent or any of its employees, neither the Agent, the Agent's correspondent Lenders, nor any Lender shall be responsible: (i) for the validity or genuineness of certificates or other documents, even if such certificates or other documents should in fact prove to be invalid, fraudulent or forged; (ii) for errors, omissions, interruptions or delays in transmissions or delivery of any messages by mail, telex, or otherwise, whether or not they be in code; (iii) for errors in translation or for errors in interpretation of technical terms; or (iv) for any other consequences arising from causes beyond the Agent's control. In addition, neither the Agent nor any Lender shall be responsible for any error, neglect, or default of any of the Agent's correspondent Lenders; and none of the above shall affect, impair or prevent the vesting of any of the Agent's rights or any Lender's rights or powers hereunder or under the Letter of Credit Agreements, all of which rights shall be cumulative. The Agent and the Agent's correspondent Lenders may accept certificates or other documents that appear on their face to be in order, without responsibility for further investigation. In furtherance and not in limitation of the foregoing provisions, the Company agrees that any action, inaction or omission taken or not taken by the Agent or any correspondent Lender in absence of gross negligence or willful misconduct by the Agent or any correspondent Lender in connection with any Letter of Credit, or any related drafts, certificates, documents or instruments, shall be binding on the Company and shall not put the Agent or the Agent's correspondent Lenders or any Lender under any resulting liability to the Company. The Agent agrees to use reasonable judgment in its selection of correspondent Lenders.

         Section 4.07 Obligation to Reimburse and to Repay.

         (a) If any draft or claim shall be presented for payment under a Letter of Credit, after confirming that such draft or claim complies with all requirements of the relevant Letter of Credit, the Agent shall promptly notify the Company of the date and the amount of the draft or claim presented for payment and shall promptly notify each Lender thereof and of the Business Day on which such draft or claim is to be honored and the ratable share of such draft or claim attributable to such Lender on the basis of its Commitment.

         (b) If a disbursement by the Agent is made under any Letter of Credit and no Event of Default under this Agreement shall have occurred and be continuing, the Company may elect to have the amount of such disbursement up to the amount of the Commitments then available treated as a Revolving Credit Loan to the Company as provided in Section 2.01(a) hereof, subject to the terms and conditions set forth in this Agreement. To evidence such election, the Company shall (promptly after receipt of notice that a Letter of Credit has been drawn upon) give written notice of same to the Agent contemporaneously with delivery of the notice of borrowing (in the form attached as Exhibit

E hereto). With respect to any disbursement under a Letter of Credit for which no such election is made or after and during the continuance of an Event of Default, the Company shall pay to the Agent promptly after notice of any such disbursement is received by the Company in federal or other immediately available funds, the amount of each such disbursement made by the Agent under the Letter of Credit (if such payment is not sooner effected as may be required hereunder or under other provisions of the Letter of Credit Agreement), together with interest on the amount disbursed from and including the date of disbursement until payment in full of such disbursed amount at a varying rate per annum equal to (x) the Base Rate (as in effect from time to time) plus the Applicable Margin for Base Rate Loans (but in no event to exceed the Highest Lawful Rate) for the first Business Day following the date of such disbursement and (y) the Post-Default Rate for Base Rate Loans (but in no event to exceed the Highest Lawful Rate) for the period from and including the second Business Day following the date of such disbursement to and including the date of repayment in full of such disbursed amount.

         (c) The Company's obligation to make each such payment shall be absolute and unconditional and shall not be subject to any defense or be affected by any right of setoff, counterclaim or recoupment which the Company may now or hereafter have against any beneficiary of any Letter of Credit, the Agent, any Lender, or any other Person for any reason whatsoever (but, without prejudice to any other provisions hereof, any such payment shall not waive, impair or otherwise adversely affect any claim, if any, that the Company may have against any beneficiary of a Letter of Credit, the Agent, any Lender or any other Person).

         (d) In the event of the occurrence of any Event of Default, upon request of the Majority Lenders made during the continuation of such occurrence, an amount equal to the entire remaining obligation of the Agent under each outstanding Letter of Credit shall be deemed to be forthwith due and owing by the Company to the Agent as of the date of any such occurrence to be held by the Agent as cash collateral, and the Company's obligation to pay such amount shall be absolute and unconditional, without regard to whether any beneficiary of any such Letter of Credit has attempted to draw down all or a portion of such amount under the terms of a Letter of Credit. In addition, the Company's obligation shall not be subject to any defense or be affected by a right of setoff, counterclaim or recoupment which the Company may now or hereafter have against any such beneficiary, the Agent, any Lender, or any other Person for any reason whatsoever (but, without prejudice to any other provisions hereof, any such payment shall not waive, impair or otherwise adversely affect any claim, if any, that the Company may have against any beneficiary of a Letter of Credit, the Agent, any Lender or any other Person). The Company hereby grants a security interest in any such amounts to the Agent for the benefit of the Lenders as security for all Indebtedness now or hereafter owing hereunder. In the event of any such deposit (or prepayment of Letters of Credit pursuant to Section 2.08) by the Company of amounts contingently owing under outstanding Letters of Credit and in the event that thereafter drafts or other demands for payment complying with the terms of such Letters of Credit are not made prior to the respective expiration dates thereof, the Agent agrees, if no Event of Default has occurred and is continuing or if no other amounts are then due and payable under this Agreement, any Note or the Security Instruments, to remit to the Company amounts of such cash collateral, deposits or prepayments for which the contingent obligations evidenced by such Letters of Credit have ceased.

         Section 4.08 Obligations for Letters of Credit.

         (a) Immediately upon issuance of any Letter of Credit by the Agent, each Lender shall be deemed to be a participant through the Agent in the obligation of the Agent under such Letter of Credit. Upon the delivery by such Lender to the Agent of funds requested for a disbursement pursuant to Section 4.08(c) hereof, such Lender shall be deemed as having purchased a participating interest in the Company's reimbursement obligations with respect to such Letter of Credit in an amount equal to such funds delivered to the Agent.

         (b) Each Lender severally agrees with the Agent and the Company that it shall be unconditionally liable, without regard to the occurrence of any Event of Default, for its pro-rata share based upon the ratio of its Commitment to the total Commitments of all Lenders, to reimburse on demand, the Agent for the amount of each disbursement under a Letter of Credit; provided, however, notwithstanding anything to the contrary contained in this Section 4.08(b), if due to the gross negligence or willful misconduct of the Agent a Letter of Credit is improperly issued or improperly honored, the Lenders shall not be liable to reimburse the Agent for their pro rata share of any disbursement under such Letter of Credit.

         (c) The Agent shall promptly request from each Lender its ratable share of any disbursement under any Letter of Credit that the Company has not elected hereunder to treat as a Revolving Credit Loan pursuant to Section 4.07, which amount shall be made available by each Lender to the Agent at its Principal Office in immediately available funds no later than 2:00 p.m. Houston time on the date requested. If such amount due to the Agent is made available later than 2:00 p.m. Houston time on the date requested, then such Lender shall pay to the Agent such amount with interest thereon in respect of each day during the period commencing on the date such amount was requested until the date the Agent receives such amount at a rate per annum equal to the Federal Funds Rate (but not to exceed the Highest Lawful Rate).


                                   ARTICLE V

                       Yield Protection; Illegality; Etc.

         Section 5.01 Additional Costs.

         (a) The Company shall pay directly to each Lender from time to time on demand such amounts as such Lender may reasonably determine to be necessary to compensate it for any costs which such Lender determines are attributable to its making or maintaining any Loans under this Agreement or its Note or the participation in Letters of Credit, or its obligation to make any such Loans or participate in Letters of Credit hereunder, or any reduction in any amount receivable by such Lender hereunder in respect of any such Loans or Letters of Credit or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which: (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or its Note in respect of any Loans or Letters of Credit (other than taxes imposed on the overall net income of such Lender or of its Applicable Lending Office); or (ii) imposes or modifies any reserve, special deposit, deposit insurance or assessment, minimum capital, capital ratio or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Lender (including any Loans or any deposits referred to in the definition of "Fixed Base Rate" in Section 1.01); or (iii) imposes any other condition affecting this Agreement or its Note (or any of such extensions of credit or liabilities). Each Lender will notify the Company of any event occurring after the date of this Agreement which will entitle such Lender to compensation pursuant to this Section 5.01(a) as promptly as practicable after it obtains knowledge thereof, if it determines to request such compensation, and will set forth in reasonable detail the basis for and manner of determining such compensation. If any Lender requests compensation from the Company under this Section 5.01(a), or under Section 5.01(c), the Company may, by notice to such Lender (with a copy to the Agent), suspend the obligation of such Lender to make Loans of the type with respect to which such compensation is requested.

         (b) Without limiting the effect of the foregoing provisions of this
Section 5.01, in the event that, by reason of any Regulatory Change, any Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender which includes deposits by reference to which the interest rate on Fixed Rate Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender which includes Fixed Rate Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Lender so elects by notice to the Company (with a copy to the Agent), the obligation of such Lender to make Loans of such type hereunder shall be suspended until the earlier to occur of (y) the date such Lender is no longer within the restrictions of such Regulatory Change or (z) the date such Regulatory Change ceases to be in effect (in which case the provisions of Section 5.04 shall be applicable).

         (c) Without limiting the effect of the foregoing provisions of this
Section 5.01 (but without duplication), the Company shall pay directly to each Lender from time to time on request such amounts as such Lender may reasonably determine to be necessary to compensate such Lender for any increased costs which it determines are attributable to the maintenance by it or any of its affiliates pursuant to any law or regulation of any jurisdiction or any interpretation, directive or request (whether or not having the force of law and whether in effect on the date of this Agreement or thereafter) of any court or governmental or monetary authority of capital in respect of its Loans or Letters of Credit hereunder or its obligation to make Loans or participate in Letters of Credit hereunder (such compensation to include, without limitation, an amount equal to any reduction in return on assets or equity of such Lender to a level below that which it could have achieved but for such law, regulation, interpretation, directive or request). Each Lender will notify the Company if it is entitled to compensation pursuant to this Section 5.01(c) as promptly as practicable after it obtains knowledge of the facts that entitled it to such compensation, if it determines to request such compensation, and will set forth in reasonable detail the basis for and manner of determining such compensation.

         (d) Determinations and allocations by a Lender for purposes of this
Section 5.01 of the effect of any Regulatory Change pursuant to subsections (a) or (b), or of the effect of capital maintained pursuant to subsection (c), on its costs of making or maintaining Loans or its obligation to make Loans or participate in Letters of Credit, or on amounts receivable by, or the rate of return to, it in respect of Loans, Letters of Credit or such obligation, and of the additional amounts required to compensate such Lender under this Section 5.01, shall be conclusive, provided that such determinations and allocations are made on a reasonable basis.

         Section 5.02 Limitation on Types of Loans. Anything herein to the contrary notwithstanding, if:

         (a) the Agent reasonably determines that quotations of interest rates for the relevant deposits referred to in the definition of "Fixed Base Rate" in
Section 1.02 are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the rate of interest for Fixed Rate Loans as provided in this Agreement; or

         (b) the Majority Lenders determine (which determination shall be conclusive) and notify the Agent that the relevant rates of interest referred to in the definition of "Fixed Rate" in Section 1.02 upon the basis of which the rate of interest for Fixed Rate Loans is to be determined do not adequately cover the cost to the Lenders of making or maintaining such Loans;

then the Agent shall give the Company and each Lender prompt notice thereof, and so long as such condition remains in effect, the Lenders shall be under no obligation to make Fixed Rate Loans of such type; provided, however, such Loans shall be made as Base Rate Loans. Notwithstanding the foregoing, the Lenders shall maintain until the end of the Interest Period then in effect such Fixed Rate Loans then outstanding.

         Section 5.03 Illegality. Notwithstanding any other provision in this Agreement, in the event that it becomes unlawful, as the result of circumstances not reasonably within the control of any Lender, for such Lender or its Applicable Lending Office to honor its obligation to make or maintain Fixed Rate Loans hereunder, then such Lender shall promptly notify the Company thereof (with a copy to the Agent) and such Lender's obligation to make or maintain Fixed Rate Loans hereunder shall be suspended until such time as such Lender may again make and maintain such affected Loans (in which case the provisions of Section 5.04 shall be applicable).

         Section 5.04 Certain Base Rate Loans pursuant to Sections 5.01 and
5.03. If the obligations of any Lender to make Fixed Rate Loans ("Affected Loans") shall be suspended pursuant to Section 5.01 or 5.03, all Affected Loans which would otherwise be made by such Lender shall be made instead as Base Rate Loans and, if an event referred to in Section 5.01(b) or 5.03 has occurred and such Lender so requests by notice to the Company (with a copy to the Agent), all Affected Loans of such Lender then outstanding shall be automatically converted into Base Rate Loans on the date specified by such Lender in such notice, and, to the extent that Affected Loans are so made as (or converted into) Base Rate Loans, all payments of principal which would otherwise be applied to such Lender's Affected Loans shall be applied instead to its Base Rate Loans.

         Section 5.05 Certain Compensation. The Company shall pay to the Agent for the account of each Lender, upon the request of such Lender through the Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost or expense which such Lender reasonably determines is attributable to:

         (a) any payment of a Fixed Rate Loan made by the Company on a date other than the last day of an Interest Period for such Loan (whether by reason of acceleration or otherwise); or

         (b) any failure by the Company to borrow a Fixed Rate Loan to be made by such Lender on the date specified therefor in the relevant notice under
Section 2.02.

         Without limiting the foregoing, such compensation shall include an amount equal to the excess, if any, of: (i) the amount of interest which otherwise would have accrued on the principal amount so paid or not borrowed for the period from and including the date of such payment or failure to borrow to but excluding the last day of the Interest Period for such Loan (or, in the case of a failure to borrow, to but excluding the last day of the Interest Period for such Loan which would have commenced on the date specified therefor in the relevant notice) at the applicable rate of interest for such Loan provided for herein; over (ii) the amount of interest (as reasonably determined by such Lender) such Lender would have bid in the London interbank market for Dollar deposits for amounts comparable to such principal amount and maturities comparable to such period. A determination of any Lender as to the amounts payable pursuant to this Section 5.05 shall be prima facie evidence of the correctness of such determination.

                                   ARTICLE VI

                              Conditions Precedent

         Section 6.01 Initial Loan.

         The obligation of the Lenders to make the initial Loans hereunder is subject to the receipt by the Agent of all fees payable pursuant to Section
2.04 or otherwise under this Agreement and the following documents and satisfaction of the other conditions provided in this Article VI, each of which shall be satisfactory to the Agent in form and substance:

         (a) Certificates of the Secretary or Assistant Secretary of the Company setting forth (i) resolutions of its board of directors in form and substance satisfactory to the Agent with respect to the authorization of the Notes, Letters of Credit and Letter of Credit Agreements, this Agreement and the other Security Instruments provided herein, (ii) the officers of the Company (y) who are authorized to sign this Agreement, the Notes, Letter of Credit Agreement and the other Security Instruments and request Letters of Credit hereunder, and (z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby, and
(iii) specimen signatures of the officers so authorized. The Agent and the Lenders may conclusively rely on such certificate until the Agent receives notice in writing from the Company to the contrary.

         (b) A copy, certified as true by the Secretary or Assistant Secretary of the Company of the articles or certificate of incorporation and the bylaws of the Company.

         (c) Certificates of the appropriate state agencies with respect to the valid existence and good standing of the Company and the qualification of each to do business as a foreign corporation in any jurisdiction in which the ownership of Property or the nature of activities requires such qualification except where the failure to so qualify would not have a Material Adverse Effect.

         (d) A compliance certificate which shall be true and correct in the form of Exhibit C, duly and properly executed by an executive officer of the Company, and dated as of the date of the funding of the first Loan provided for in Section 2.01 of this Agreement.

         (e) The Notes, duly completed and executed.

         (f) A favorable opinion of Andrews & Kurth L.L.P., counsel to the Company and THEC Holdings, substantially in the form of Exhibit D hereto.

         (g) A favorable opinion of Cullen & Dykman concerning the Public Utility Holding Company Act.

         (h) Engineering Reports evaluating the value of the Company's and each Subsidiary's producing and non-producing Oil and Gas Properties as of September 30, 1998.

         (i) Such other documents as the Agent or any Lender or special counsel to the Agent may reasonably request.

         (j) The Agent and the Lenders shall be satisfied with all environmental issues (if any) relating to the Company's Properties.

         (k) The Agent and the Lenders shall be satisfied with the Company's title to its Properties.

         Section 6.02 Initial and Subsequent Loans. The obligation of the Lenders to make, convert or continue Loans (other than Base Rate Loans which are made pursuant to the terms hereof solely to convert existing Loans in the normal course on the last day of an Interest Period therefor) to the Company upon the occasion of each borrowing hereunder (including the initial borrowing) or of the Agent to issue, renew, extend or reissue Letters of Credit is subject to the further conditions precedent that, as of the date of such Loans, conversions or continuations or issuance, renewal, extension or reissuance of such Letter of Credit and after giving effect thereto: (i) no Event of Default shall have occurred and be continuing; (ii) no condition causing a Material Adverse Effect shall have occurred and be continuing; and (iii) the representations and warranties made by the Company in Article VII shall be true in material respects on and as of the date of the making, conversion or continuation of such Loans or the issuance, renewal, extension or reissuance of such Letters of Credit with the same force and effect as if made on and as of such date and following such new borrowing, conversion or continuation or issuance, renewal, extension or reissuance except as such representations and warranties are modified to give effect to transactions expressly permitted hereby. Each request for a borrowing, conversion or continuation and selection of an Interest Period (other than Base Rate Loans which are made pursuant to the terms hereof solely to convert existing Loans in the normal course on the last day of an Interest Period therefor) or request for the issuance, renewal, extension or reissuance of a Letter of Credit by the Company hereunder shall constitute a certification by the Company to the effect set forth in the preceding sentence (both as of the date of such notice and, unless the Company otherwise notifies the Agent prior to the date of and immediately following such borrowing, conversion or continuation, or issuance, renewal, extension or reissuance as of the date thereof).

         Section 6.03 Conditions Relating to Letters of Credit. In addition to the satisfaction of all other conditions precedent set forth in this Article VI, the issuance, renewal, extension or reissuance of the Letters of Credit referred to in Section 2.01(b) is subject to the following conditions precedent:

         (a) At least four (4) Business Days prior to the date of the issuance, renewal, extension or reissuance of each Letter of Credit, the Agent shall have received a written request for a Letter of Credit as described in Section 2.02.

         (b) The Company shall have duly and validly executed and delivered to the Agent a Letter of Credit Agreement pertaining to the Letter of Credit.

         Section 6.04 Subsequent Environmental Audits--New Acquisitions. Prior to each acquisition of Oil and Gas Properties or other real property interests by the Company or any Subsidiary after the Closing Date, the Company shall have prepared (and shall timely deliver to the Agent) a Phase I Audit pertaining to the Property being acquired. The Phase I Audit may be prepared by the Company, unless the value of the Oil and Gas Properties or other real property interests being acquired is greater than $1,000,000, in which case, the Lenders may require the Company to engage an environmental consulting or engineering firm to conduct the Phase I Audit. Such Phase I Audit shall be completed and received by the Agent on or before 45 days following the date the Company begins or engages said environmental consulting or engineering firm.

         Section 6.05 Guarantors. In the event a Guarantor shall have executed a Guaranty Agreement pursuant to Section 9.19, the Lenders' obligation to make subsequent Loans shall be subject to the Agent's receipt of the following documents:

         (a) certificates of the Secretary or Assistant Secretary of such Guarantor setting forth:

                  (i) resolutions of its board of directors in form and substance reasonably satisfactory to the Agent with respect to the authorization of the Guaranty Agreements;

                  (ii) the officers of the Company who are authorized to sign such Guaranty Agreement and who will, until replaced by another officer or officers duly authorized for the purpose, act as a representative for the purposes of signing documents and giving notices and other communications in connection with such Guaranty Agreement and the transactions contemplated thereby; and

                  (iii) specimen signatures of the officers so authorized.

The Agent and the Lenders may conclusively rely on such certificate until the Agent receives notice in writing from such Guarantor to the contrary;

         (b) a copy, certified as true by the Secretary or Assistant Secretary of such Guarantor;

         (c) certificates of the appropriate state agencies with respect to the valid existence and good standing of such Guarantor and the qualification of each to do business as a foreign corporation in any jurisdiction in which the ownership of Property or the nature of activities requires such qualification, except where the failure so to qualify would not have a Material Adverse Effect;

         (d) a Guaranty Agreement duly executed by such Guarantor; and

         (e) an opinion of counsel to such Guarantor in form and substance reasonably acceptable to the Agent.

                                  ARTICLE VII

                         Representations and Warranties

         The Company represents and warrants to the Lenders that (each representation and warranty herein is given as of the date of this Agreement and shall be deemed repeated and reaffirmed on the dates provided in Section 6.02):

         Section 7.01 Corporate Existence. The Company and each Subsidiary: (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdictions in which it is incorporated (b) has all requisite corporate power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a Material Adverse Effect.

         Section 7.02      Financial Condition.

         (a) The audited financial statements of the Company for the period ended December 31, 1998, heretofore furnished to each of the Lenders, are complete and correct and fairly present the financial condition of the Company and the results of its operations as at said date and for the period stated (subject only to normal year-end audit adjustments with respect to such unaudited interim statements), all in accordance with GAAP applied on a consistent basis.

         (b) Neither the Company nor any Subsidiary have had, on the respective dates set forth above, any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in such Financial Statements or otherwise provided to the Agent and the Lenders in writing. Since the date of the most recent financial statements of the Company delivered to the Agent, there has been no change or event having a Material Adverse

Effect, except as otherwise disclosed to the Agent and the Lenders in writing on or before the Closing Date.

         Section 7.03 Liabilities; Litigation. Except for liabilities incurred in the normal course of business, neither the Company nor any Subsidiary has any material (individually or in the aggregate) liabilities, direct or contingent, except as disclosed or referred to in the most recent financial statements of the Company delivered to the Agent or as disclosed to the Lenders in Schedule 7.03 hereto. Except as disclosed in Schedule 7.03, to the best of the Company's knowledge and belief, as of the Closing Date, there is no litigation, legal, administrative or arbitral proceeding, investigation or other action of any nature pending or, to the knowledge of the Company threatened against or affecting the Company or any Subsidiary which involves the possibility (other than customary deductibles) of any judgment or liability not fully covered by insurance, and which would have a Material Adverse Effect.

         Section 7.04 No Breach. Except for waivers or consents obtained in writing by the Company prior to the Closing Date, neither the execution and delivery by the Company of this Agreement, the Notes, or the other Security Instruments, nor compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent under, the respective charter or by-laws of the Company or any Subsidiary, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which the Company or any Subsidiary is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of the Company or any Subsidiary pursuant to the terms of any such agreement or instrument.

         Section 7.05 Corporate Action. The Company is duly authorized and empowered to create and issue the Notes; and the Company and each Subsidiary are duly authorized and empowered to execute, deliver and perform the Security Instruments, including this Agreement, to which they respectively are parties; all corporate action on the Company's part requisite for the due creation and issuance of the Notes and on the Company's and each Subsidiary's respective part for the due execution, delivery and performance of the Security Instruments, including this Agreement, to which the Company and each Subsidiary respectively are parties has been duly and effectively taken; and this Agreement does, and the Notes and other Security Instruments to which the Company and each Subsidiary respectively are parties upon their creation, issuance, execution and delivery will, constitute valid and binding obligations of the Company and each Subsidiary, respectively, enforce able in accordance with their terms.

         Section 7.06 Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by the Company or any Subsidiary of this Agreement, the Notes, or the Security Instruments to which they respectively are parties or for the validity or enforceability thereof.

         Section 7.07 Use of Loans. The proceeds of the Loans shall be used by the Company (i) to pay in full the indebtedness of the Company under the Existing Credit Agreement, (ii) to finance Acceptable Acquisitions, and (iii) to provide working capital for exploration and production of Oil and Gas Properties of the Company and its Subsidiaries. Neither the Company nor any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation U or X of the Board of Governors of the Federal Reserve System) and no part of the proceeds of any Loan hereunder will be used to buy or carry any margin stock.

         Section 7.08 ERISA. Except as set out in Schedule 7.08 hereof, each of the Company and the ERISA Affiliates have fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or any Plan or Multiemployer Plan.

         Section 7.09 Taxes. To the best knowledge of the Company, BUG has filed all United States Federal income tax returns (consolidated if required by GAAP) and all other material tax returns which are required to be filed with respect to the Company and its Subsidiaries and all taxes due pursuant to such returns or pursuant to any assessment with respect to the Company and its Subsidiaries received by BUG, THEC Holdings, the Company or any Subsidiary have been paid, except for such assessments which are being contested in good faith by appropriate proceedings. The charges, accruals and reserves on the books of BUG, THEC Holdings, the Company and/or its Subsidiaries in respect of taxes and other governmental charges with respect to the Company and its Subsidiaries are, in the opinion of the Company, adequate.

         Section 7.10 Titles, etc. The Company has and upon the Initial Funding will have good and indefeasible title to its material (individually or in the aggregate) Properties, free and clear of all Liens except Excepted Liens, Liens permitted by Section 9.03, and Liens disclosed to the Lenders in Schedule 7.10. After giving full effect to the Excepted Liens and Liens disclosed to the Lenders in Schedule 7.10, upon the Initial Funding, the Company will acquire and own the net interests in production attributable to the wells and units reflected in the Initial Reserve Report and the owner ship of such Properties shall not in any material respect obligate the Company to bear the costs and expenses relating to the maintenance, development and operations of each such Property in an amount in excess of the working interest of each Property set forth in the Initial Reserve Report. Further, upon delivery of each reserve report furnished to the Lenders pursuant to Sections 8.04(a) or (b) the statements made in the preceding sentence shall be true with respect to such furnished reserve reports. All information contained in the Initial Reserve Report is true and correct in all material respects as of the date thereof and as of the date of the Initial Funding.

         Section 7.11 No Material Misstatements. No material information, statement, exhibit, certificate, document or report furnished to the Lenders by the Company or any Subsidiary in connection with the negotiation of this Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statement contained therein not materially misleading.

         Section 7.12 Investment Company Act. Neither the Company nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         Section 7.13 Public Utility Holding Company Act. Neither the Company nor any Subsidiary is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         Section 7.14 Subsidiaries and Partnerships. The Company has no Subsidiaries and no interest in any partnerships (excluding tax partnerships) except those shown on Schedule 7.14 hereto, which Exhibit is complete and accurate. The Company owns 100% of the issued and outstanding shares of stock of each such Subsidiary, unless otherwise disclosed on Schedule 7.14.

         Section 7.15 Location of Business and Offices. The Company's principal place of business and chief executive offices are located at the address stated on the signature page of this Agreement.

         Section 7.16 Gas Imbalances. Except as set forth on Schedule 7.16, there are no gas imbalances, take or pay or other prepayments with respect to any of the Company's or Subsidiaries' Oil and Gas Properties which would require the Company or its Subsidiaries to deliver Hydrocar bons produced from their respective Oil and Gas Properties at some future time without then or promptly thereafter receiving full payment therefor which would exceed 500 m.m.c.f. in the aggregate.

         Section 7.17 Rate Filings. To the best of the Company's knowledge, neither the Company nor any Subsidiary has violated any provisions of The Natural Gas Act or The Natural Gas Policy Act of 1978 or any other Federal or State law or any of the regulations thereunder (including those of the respective Conservation Commissions and Land Offices of the various jurisdictions having authority over the Company's and the Subsidiaries' Oil and Gas Properties) with respect to the Company's and the Subsidiaries' Oil and Gas Properties which have a Material Adverse Effect which is continuing or which might in the future result in a Material Adverse Effect, and the Company and each Subsidiary has or will have made all necessary rate filings, certificate applications, well category filings, interim collection filings and notices, and any other filings or certifications, and has or will have received all necessary regulatory authorizations (including without limitation necessary authorizations, if any, with respect to any processing arrangements conducted by it or others respecting the Company's and the Subsidiaries' Oil and Gas Properties or production therefrom) required under said laws and regulations with respect to all of the Company's and the Subsidiaries' Oil and Gas Properties or production therefrom so as not to have a Material Adverse Effect. To the best of the Company's knowledge, said material rate filings, certificate applications, well category filings, interim collection filings and notices, and other filings and certifications contain no untrue statements of material facts nor do they omit any statements of material facts necessary in said filings.

         Section 7.18 Environmental Matters. Except for those matters disclosed in Schedule 7.18, or such other matters which would not have a Material Adverse Effect (or with respect to (c), (d), and (e) below, where the failure to take such actions would not have such a Material Adverse Effect):

         (a) None of the Properties owned by the Company or its Subsidiaries or the operations conducted thereon violate any Environmental Laws or the order of any court or Governmental Authority with respect to Environmental Laws;

         (b) Without limitation of clause (a) above, none of the Properties owned by the Company or its Subsidiaries or the operations currently conducted thereon or by any prior owner or operator of such Property or operation, are in violation of or subject to any existing, pending or (to the knowledge of the Company) threatened action, suit, investigation, inquiry or proceeding by or before any court or Governmental Authority with respect to Environmental Laws or to any remedial obliga tions under Environmental Laws;

         (c) All notices, permits, licenses or similar authorizations, if any, required to be obtained or filed in connection with the operation or use of any and all Property of the Company and its Subsidiaries, including without limitation past or present treatment, storage, disposal or release of a hazardous substance or solid waste into the environment, have been duly obtained or filed;

         (d) All hazardous substances, if any, generated at any and all Property of the Company and its Subsidiaries have in the past been transported, treated and disposed of only by carriers maintaining valid permits under RCRA and any other Environmental Law and only at treatment, storage and disposal facilities maintaining valid permits under RCRA and any other Environmental Law, which carriers and facilities have been and are operating in compliance with such permits;

         (e) The Company and each Subsidiary have taken all reasonable steps necessary to determine and is determining (on a continuing basis) that no hazardous substances or hazardous waste have been disposed of or otherwise released and there has been no threatened release of any hazardous substances on or to any Property of the Company and its Subsidiaries except in compliance with Environmental Laws; and

         (f) Neither the Company nor any Subsidiary has material contingent liability in connection with any release or threatened release of any hazardous substance or solid waste into the environment.

Each of the representations and warranties in this Section 7.18 is absolute to the extent that it relates to any Property during the period such Property has been owned by the Company or its Subsidiaries, and is made to the best of the Company's knowledge as to any prior periods with respect to such Property.

         Section 7.19 Defaults. Neither the Company nor any Subsidiary is in default nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default (in any respect which would have a Material Adverse Effect) under any material agreement or other instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound. No Event of Default hereunder has occurred and is continuing.

         Section 7.20 Compliance with the Law. Neither the Company nor any Subsidiary has violated any Governmental Requirement or failed to obtain any license, permit, franchise or other governmental authorization necessary for the ownership of any of their respective Properties or the conduct of their respective business; which violation or failure would have (in the event such violation or failure were asserted by any Person through appropriate action) a Material Adverse Effect.

         Section 7.21 Insurance. The Company has, and has caused all its Subsidiaries to have (a) all insurance policies sufficient for the compliance by each of them with all Requirements of Law, and (b) insurance coverage in at least such amounts and against such risks (including public liability) that are usually insured against by companies engaged in the same or a similar business under the same or similar circumstances for the assets and operations of the Company and its Subsidiaries. Schedule 7.21 sets forth the material insurance policies of the Company and its Subsidiaries which are in full force and effect as of the Closing Date.

         Section 7.22 Credit Agreements. Schedule 7.22 is a complete and correct list, as of the Closing Date, of each credit agreement, loan agreement, indenture, purchase agreement, guarantee or other arrangement providing for or otherwise relating to any Debt of the Company, the principal or face amount of which equals or exceeds (or may equal or exceed) $100,000, and the aggregate principal or face amount outstanding or which may become outstanding under each such arrangement is correctly described in such Schedule 7.22.

         Section 7.23 Solvency. The Company and its Subsidiaries, taken as a whole, and the Company and each of its material Subsidiaries are Solvent, both before and after the execution, delivery and performance of the Security Instruments, including this Agreement.

         Section 7.24 Year 2000 Representation. Any reprogramming required to permit the proper functioning, in and following the year 2000, of (i) the Company's computer systems and (ii) equipment containing embedded microchips and the testing of all such systems and equipment, as so reprogrammed, will be completed by March 31, 1999. The cost to the Company of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Company will not result in a Default or a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Company and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue to be, sufficient to permit the Company to conduct its business without Material Adverse Effect.

                                  ARTICLE VIII

                             Affirmative Covenants

         So long as any of the Notes shall remain unpaid or any Lender shall have any Commitment under this Agreement or any Letter of Credit shall remain outstanding, the Company agrees that:

         Section 8.01 Financial Statements and Other Reports. The Company shall deliver, or shall cause to be delivered, to each of the Lenders:

         (a) As soon as available and in any event within 90 days after the end of each calendar year (except as otherwise provided in Section 6.05), the audited statements of income, stockholders' equity and cash flows of the Company and its Subsidiaries on a consolidated basis for such calendar year, and the related balance sheet of the Company and its Subsidiaries on a consolidated basis as at the end of such calendar year, and commencing with respect to the calendar year ended December 31, 1998, setting forth in each case in comparative form the corresponding figures for the preceding calendar year, and accompanied by the related opinion of Arthur Andersen & Co. or such other independent public accountants of recognized national standing acceptable to the Agent which opinion shall state that said financial statements fairly present the financial condition and results of operations of the Company and its Subsidiaries as at the end of, and for, such calendar year, and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Event of Default.

         (b) As soon as available and in any event within 60 days after the end of each of the first three (3) quarterly periods of each calendar year, unaudited statements of income, stockholders' equity and cash flows of the Company and its Subsidiaries on a consolidated basis for such period and for the period from the beginning of the respective calendar year to the end of such period, and the related unaudited balance sheet of the Company and its Subsidiaries on a consolidated basis as at the end of such period, and commencing with respect to the quarter ending March 31, 1999, setting forth in each case in comparative form the corresponding figures for the corresponding period in the preceding calendar year, accompanied by the certificate of the senior financial officer of the Company, which certificate shall state that said financial statements fairly present the financial condition and results of operations of the Company and its Subsidiaries in accordance with GAAP consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjust ments).

         (c) As soon as possible, and in any event within 10 days after the Company knows that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan have occurred or exist, a statement signed by a senior financial officer of the Company setting forth details respecting such event or condition and the action, if any, which the Company or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by the Company or an ERISA Affiliate with respect to such event or condition):

                  (i) any reportable event, as defined in Section 4043(b) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which PBGC has not by regulation waived the requirement of
         Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code);

                  (ii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan;

                  (iii) the institution by PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

                  (iv) the complete or partial withdrawal by the Company or any ERISA Affiliate under Section 4201 or 4204 of ERISA from a Multiemployer Plan, or the receipt by the Company or any ERISA Affiliate of notice from a Multiemployer Plan that is in reorgani zation or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA; and

                  (v) the institution of a proceeding by a fiduciary of any Multiemployer Plan against the Company, any Subsidiary or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days.

         (d) Promptly after the Company knows of any occurrence constituting an Event of Default or having a Material Adverse Effect, a notice of such Event of Default or Material Adverse Effect, describing the same in reasonable detail and what action if any, the Company proposes to take in response thereto.

         (e) Promptly upon their becoming available, one copy of each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to stockholders generally, and of each regular or periodic report and any registration statement, prospectus or written communication (other than transmittal letters) in respect thereof filed by the Company or any Subsidiary with or received by the Company or any Subsidiary in connection therewith from, any securities exchange or the Securities and Exchange Commission or any successor agency; provided, however, the foregoing shall not require the Company to provide the Lenders copies of routine business reports sent by the Company to its parent company in the ordinary course of business.

         (f) From time to time such other information regarding the business, affairs or financial condition of the Company or any Subsidiary (including, without limitation, any Plan or Multi employer Plan and any reports or other information required to be filed under ERISA) as any Lender or the Agent may reasonably request.

         (g) Promptly after the furnishing thereof, copies of any statement or report furnished to any Person pursuant to the terms of any indenture, loan or credit or other similar agreement (other than documents executed in connection with this Agreement), and not otherwise required to be furnished to the Lenders pursuant to any other provision of this Section 8.01.

The Company will furnish to each Lender, at the time it furnishes each set of financial statements pursuant to paragraph (a) or (b) above, a certificate of a senior financial officer of the Company (i) to the effect that no Event of Default has occurred and is continuing (or, if any Event of Default has occurred and is continuing, describing the same in reasonable detail), (ii) setting forth in reasonable detail the computations necessary to determine whether the Company is in compliance with all of the terms, conditions, agreements and covenants contained in this Agreement including, without limitation, the covenants contained in Sections 9.12 and 9.13 as of the end of the respective fiscal quarter or calendar year, (iii) including a statement that the year 2000 remediation efforts of the Company and the Subsidiaries are proceeding as scheduled, and (iv) indicating whether an auditor, regulator or third party consultant has issued a management letter or other communication regarding the year 2000 exposure, program or progress of the Company and/or the Subsidiaries.

         Section 8.02 Litigation. The Company shall promptly give to each Lender notice of all legal or arbitral proceedings, and of all proceedings before any Governmental Authority, affecting the Company or any Subsidiary, except proceedings which, if adversely determined, would not have a Material Adverse Effect.

         Section 8.03 Corporate Existence, Etc.

         (a) The Company shall and shall cause each Subsidiary to (i) preserve and maintain its corporate existence and all of its material rights, privileges and franchises; (ii) keep books of record and account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and activities; (iii) comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities if failure to comply with such requirements would have a Material Adverse Effect; (iv) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; (v) permit representatives of any Lender or the Agent, during normal business hours upon reasonable prior notice, to examine, copy and make extracts from its books and records, to inspect its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Lender or the Agent (as the case may be); and (vi) keep insured by financially sound and reputable insurers all property of a character usually insured by corporations engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations and carry such other insurance as is usually carried by such corporations.

         (b) The Company will at its own expense do or cause to be done and will cause each Subsidiary to do or cause to be done all things reasonably necessary to preserve and keep in good repair, working order and efficiency all Properties owned by the Company and each Subsidiary including, without limitation, all equipment, machinery and facilities, and from time to time will make all the reasonably necessary repairs, renewals and replacements so that at all times the state and condition of the Properties owned by the Company and each Subsidiary will be fully preserved and maintained. The Company will and will cause each Subsidiary to operate their respective Properties or cause or use best efforts to cause such Properties to be operated in accordance with the practices of the industry and in compliance with all applicable contracts and agreements and in compliance in all material respects with all Governmental Requirements, except for any non-compliance that would not result in a Material Adverse Effect.

         Section 8.04 Engineering and Other Reports.

         (a) As soon as available and in any event prior to August 1 of each calendar year, commencing on or before August 1, 1999, the Company shall furnish to the Lenders a report (the

"Reserve Report") in form and substance satisfactory to the Lenders prepared by an independent petroleum consultant(s) acceptable to the Lenders, which Reserve Report shall evaluate as of the end of the current calendar year the Oil and Gas Property of the Company, its Affiliates and its Subsidiaries and which shall, together with any other information reasonably requested by the Majority Lenders, set forth the proved oil and gas reserves attributable to such Property together with a projection of the rate of production and future net income with respect thereto as of such date, based upon the pricing assumptions consistent with Securities and Exchange Commission reporting requirements at the time.

         (b) As soon as available and in any event prior to February 1 of each calendar year, the Company shall furnish to the Lenders a production report prepared by the Company detailing by field the oil and gas volumes produced, product price received, and lease operating expenses by month for the interim six month period from the preceding March through September.

         (c) If requested by the Majority Lenders, the Company shall furnish to the Lenders, within 45 days following such request, a report (the "Alternate Reserve Report") in form and substance satisfactory to the Lenders which may be prepared by or under the supervision of a petroleum engineer who shall be an employee of the Company and certified by the chief engineer of the Company as to its truth and accuracy and shall have been reviewed by the independent petroleum consultant referred to in Section 8.04(a) above who shall certify such report to have been prepared using customary engineering disciplines, which shall further evaluate the Property evaluated in the immediately preceding Reserve Report, and which shall, together with any other information reasonably requested by the Majority Lenders, set forth the proved oil and gas reserves attributable to such Property as of September 1 or March 1, as applicable, of the current calendar year, together with a projection of the rate of production and net future income with respect thereto as of such date, based upon the pricing assumptions consistent with Securities and Exchange Commission reporting requirements at the time.

         (d) With the delivery of the reports required in Subsections (a), (b) and (c) above, the Company shall provide to the Lenders a statement reflecting any material changes in the net revenue interest of each well or lease as reflected in the immediately preceding report after giving effect to all encumbrances from the net revenue interests as reflected in such report, along with an explanation as to any material discrepancies between the two net revenue interest disclosures.

         (e) Concurrently with the delivery of the reports required in Subsections (a), (b) and (c) above, the Company shall provide to the Lenders a report in form and substance satisfactory to the Lenders prepared and certified by the chief financial officer of the Company, which report shall, together with any other information requested by the Majority Lenders, fully set forth and disclose the volume, estimated amount and nature of any and all gas imbalances with respect to the Oil and Gas Properties of the Company, its Affiliates and its Subsidiaries as of the previous quarterly date.

         Section 8.05 Further Assurances. The Company will cure and will cause each Guarantor to cure promptly any defects in the creation and issuance of the Notes and the execution and delivery of the Security Instruments, including this Agreement. The Company at its expense will promptly execute and deliver to the Agent upon request all such other and further documents, agreements and instruments in compliance with or accomplishment of the covenants and agreements of the Company in the Security Instruments, including this Agreement, or to further evidence and more fully describe the collateral intended as security for the Notes, or to correct any omissions in the Security Instruments, or more fully state the security obligations set out herein or in any of the Security Instruments, or to perfect, protect or preserve any Liens created pursuant to any of the Security Instruments, or to make any recordings, to file any notices, or obtain any consents, all as may be necessary or appropriate in connection therewith.

         Section 8.06 Performance of Obligations. The Company will pay the Notes according to the reading, tenor and effect thereof; and the Company will do and perform every act and discharge all of the obligations provided to be performed and discharged by the Company under the Security Instruments, including this Agreement, at the time or times and in the manner specified.

         Section 8.07 MarketSpan Credit Facility. The Company shall maintain an unused and available commitment under the MarketSpan Credit Facility equal to or greater than $25,000,000 until such time as (i) the redetermination of the Borrowing Base becomes effective on or about September 1, 1999, (ii) any and all prepayments required under Section 2.08(b) have been made in full, and
(iii) no Default exists hereunder.

                                   ARTICLE IX

                               Negative Covenants

         So long as any of the Notes shall remain unpaid or any Lender shall have any Commitment under this Agreement or any Letter of Credit shall remain outstanding, the Company shall not:

         Section 9.01 Debt. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist any Debt, except:

         (a) Debt described in Schedule 9.01, including renewals, extensions or refinancings thereof, provided that the principal amount thereof does not increase;

         (b) Other Debt of the Company subordinated on terms satisfactory to the Lenders to the Company's obligations under this Agreement and the Notes, the Letters of Credit and Letter of Credit Agreements and any other Security Instrument in an aggregate principal amount not to exceed $10,000,000 at any one time outstanding;

         (c) Debt of the Company to any Guarantor or any other Subsidiary which becomes a Guarantor prior to the incurrence of such Debt, and Debt of any Guarantor or any such Subsidiary to the Company or to any other Guarantor or any such Subsidiary;

         (d) Debt of the Company to any Subsidiary (other than a Guarantor or any Subsidiary which becomes a Guarantor prior to the incurrence of such Debt) or Debt of any Subsidiary (other than a Guarantor or any Subsidiary which becomes a Guarantor prior to the incurrence of such Debt) to the Company in an aggregate principal amount not exceeding $1,000,000 at any one time outstanding;

         (e) accounts payable (other than for borrowed money) to trade creditors for goods or services incurred in the ordinary course of business and which are not in excess of 30 days past the due date, or, if greater than 30 days past due, are being contested in good faith and by appropriate proceedings;

         (f) Debt of the Company and any Subsidiary (other than newly-formed Subsidiaries created specifically for the purpose of investing in project finance transactions) incurred to purchase or to finance the purchase of, fixed assets in an aggregate principal amount not exceeding as to the Company and its Subsidiaries $15,000,000 at any time outstanding;

         (g) Debt of the Company incurred in the ordinary course of business in connection with performance bonds required of operators by the Minerals Management Service which the Company is required to post in connection with its activities as operator on offshore Oil and Gas Properties up to the aggregate amount of $3,300,000 at any one time outstanding; and

         (h) the Company's pro rata portion of Debt in respect of the Judgment Liens.

         Section 9.02 Guaranties, Etc. Assume, guarantee, endorse or otherwise be or become directly or contingently responsible or liable, or permit any of its Subsidiaries to assume, guarantee, endorse or otherwise be or become directly or indirectly responsible or liable (including, but not limited to, an agreement to purchase any obligation, stock, assets, goods or services or to supply or advance any funds, asset, goods or services, or an agreement to maintain or cause such Person to maintain a minimum working capital or net worth or otherwise to assure the creditors of any Person against loss) for the obligations of any Person (except for Debt of the Company to the Agent and/or the Lenders), except for guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

         Section 9.03 Liens. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien, upon or with respect to any of its properties, now owned or hereafter acquired, except:

         (a) Liens in favor of the Agent on behalf of the Lenders securing the Indebtedness hereunder;

         (b) Excepted Liens;

         (c) Liens, deposits or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), leases (permitted under the terms of this Agreement), public or statutory obligations, surety, stay, appeal, indemnity, performance or other similar bonds, or other similar obligations arising in the ordinary course of business;

         (d) Judgment and other similar Liens arising in connection with court proceedings; provided that the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings;

         (e) Liens covering real or personal property in existence at the time of acquisition thereof by the Company or any Subsidiary after the Closing Date, provided, that no such Lien covers, or is extended to cover, any other property owned by the Company or any such Subsidiary after the Closing Date;

         (f) Landowner's royalties, overriding royalties and other royalty interests incurred in the ordinary course of business which, in the aggregate, do not materially detract from the value of the Property burdened thereby or interfere with the ordinary course of the business of the Company; and

         (g) Liens in existence on the Closing Date which are listed on
Schedule 7.10, provided, that no such Lien permitted by this clause (g) is spread to cover any additional Property after the Closing Date and that the amount of Debt secured thereby is not increased;

provided, however, that the Company may create, assume or suffer to exist any Lien on the proved reserves or the probable reserves included in the Borrowing Base of the type specified in clauses (b) through (e) and clause (g) above, provided, that the Debt secured by such Liens shall not exceed $1,000,000 in the aggregate at any one time outstanding.

         (h) purchase money Liens on any Property hereafter acquired or the assumption of or taking subject to any Lien on Property existing at the time of such acquisition, or a Lien incurred in connection with any conditional sale or other title retention agreement or a Capital Lease; provided that:

                  (i) any Property subject to any of the foregoing is acquired by the Company or any such Subsidiary in the ordinary course of its business and the Lien on any such Property is created or assumed, or such Property is taken subject to the Lien, contemporaneously with such acquisition;

                  (ii) the obligation secured by any such Lien shall not exceed 66-2/3% of the lesser of cost or fair market value as of the time of acquisition of the Property covered thereby to the Company or such Subsidiary acquiring the same;

                  (iii) each such Lien shall attach to no Property of the Company or any Subsidiary other than the Property so acquired and fixed improvements thereon;

                  (iv) the principal amount of Debt secured by all such Liens shall not exceed $15,000,000 at any time outstanding in the aggregate; and

                  (v) the obligations secured by such Lien are permitted by the provisions of Section 9.01(f).

         Section 9.04 Leases. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any obligation as lessee for the rental or hire of any real or personal property, except: (a) leases existing on the date of this Agreement and any extensions or renewals thereof; (b) Capital Leases; (c) leases (other than Capital Leases) which do not in the aggregate require the Company and its Subsidiaries on a consolidated basis to make payments (including taxes, insurance, maintenance and similar expense which the Company or any Subsidiary is required to pay under the terms of any lease) in any calendar year in excess of $500,000; (d) leases between the Company and any Subsidiary or between any Subsidiaries and
(e) oil and gas leases entered into in the ordinary course of business.

         Section 9.05 Investments. Make, or permit any of its Subsidiaries to make, any loan or advance to any Person or purchase or otherwise acquire, or permit any such Subsidiary to purchase or otherwise acquire, any capital stock, assets, obligations or other securities of, make any capital contribution to, or otherwise invest in, or acquire any interest in, any Person, except: (a) direct obligations of the United States of America or any agency thereof with maturities of one year or less from the date of acquisition; (b) commercial paper of a domestic issuer rated at least "A-1" by Standard & Poor's Corporation or "P-1" by Moody's Investors Service, Inc.; (c) certificates of deposit with maturities of one year or less from the date of acquisition issued by any Lender or any commercial bank operating within the United States of America having capital and surplus in excess of $50,000,000; (d) for stock, obligations or securities received in settlement of debts (created in the ordinary course of business) owing to the Company or any such Subsidiary; (e) any Acceptable Acquisition permitted by Section 9.11; (f) loans and advances to any Subsidiary; (g) loans and advances to employees in the ordinary course of business not to exceed $50,000 in the aggregate at any one time outstanding; and (h) financing for interests in Properties assigned or conveyed by the Company to executives of the Company pursuant to employment agreements existing on the date hereof between such executives and the Company.

         Section 9.06 Dividends. Declare or pay any dividends, purchase, redeem, retire or otherwise acquire for value any of its capital stock now or hereafter outstanding, or make any distribution of assets to its stockholders as such whether in cash, assets or in obligations of the Company, or allocate or otherwise set apart any sum for the payment of any dividend or distribution on, or for the purchase, redemption or retirement of any shares of its capital stock, or make any other distribution by reduction of capital or otherwise in respect of any shares of its capital stock or permit any of its Subsidiaries to purchase or otherwise acquire for value any stock of the Company or another such Subsidiary, except that the Company may declare and pay cash dividends equal to 100% of net income over previous four quarters, if, after giving effect to such dividend (a) no Event of Default has occurred and is continuing,
(b) no Event of Default will be caused by such action, (c) the post-dividend Threshold Amount Utilization is less than 80%, and (d) the Company has a ratio of Consolidated Total Debt to Consolidated Total Capitalization of less than 55%.

         Section 9.07 Sale of Assets. Without the prior written consent of all of the Lenders, sell, lease, assign, transfer or otherwise dispose of, or permit any of its Subsidiaries to sell, lease, assign, transfer or otherwise dispose of, any of its now owned or hereafter acquired assets (including, without limitation, shares of stock and indebtedness of such Subsidiaries, receivables and leasehold interests); except: (a) for Oil and Gas Properties pursuant to Section 9.15, (b) for inventory disposed of in the ordinary course of business; (c) the sale or other disposition of assets no longer used or useful in the conduct of its business; (d) that any such Subsidiary may sell, lease, assign, or otherwise transfer its assets to the Company or any other Subsidiary; and (e) any sale, lease, assignment, transfer or other disposition of Properties pursuant to employment agreements existing on the date hereof with executives of the Company.

         Section 9.08 Stock of Subsidiaries, Etc. Sell or otherwise dispose of any shares of capital stock of any of its Subsidiaries, except in connection with a transaction permitted under Section 9.10, or permit any such Subsidiary to issue any additional shares of its capital stock, except (a) directors' qualifying shares, and (b) shares of its capital stock issued to the Company or another Subsidiary, provided, however, any such shares shall be pledged by the Company or such Subsidiary, as applicable, promptly upon the issuance thereof, as security for the Indebtedness.

         Section 9.09 Transactions with Affiliates. Enter into any transaction, including, without limitation, the purchase, sale or exchange of Property or the rendering of any service, with any Affiliate or permit any of its Subsidiaries to enter into any transaction, including, without limitation, the purchase, sale or exchange of property or the rendering of any service, with any Affiliate, except (a) in the ordinary course of and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would obtain in a comparable arm's length transaction with a Person not an Affiliate, and (b) for the sale, lease, assignment, transfer or other disposition of Properties pursuant to employment agreements existing on the date hereof with executives of the Company.

         Section 9.10 Mergers, Etc. Merge or consolidate with, or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person, or acquire all or substantially all of the assets or the business of any Person (or enter into any agreement to do any of the foregoing), or permit any of its Subsidiaries to do so except that: (a) any such Subsidiary may merge into or transfer assets to the Company; (b) any Subsidiary may merge into or consolidate with or transfer assets to any other Subsidiary; and (c) the Company may effect any Acceptable Acquisition permitted by Section 9.11.

         Section 9.11 Acquisitions. Make any Acquisition other than an Acceptable Acquisition; provided, however (a) the market value of any single such Acceptable Acquisition shall not exceed $10,000,000 and (b) the market value of all such Acceptable Acquisitions shall not exceed the aggregate amount of $35,000,000 in any calendar year.

         Section 9.12 Interest Coverage Ratio. The Company will not permit its Interest Coverage Ratio (calculated as of the last day of each fiscal quarter for the then most recent four fiscal quarters of the Company) to be less than
2.50 to 1.00. For the purposes of this Section 9.12, "Interest Coverage Ratio" shall mean the ratio of (i) EBITDA for the four fiscal quarters ending on the last day of the most recent fiscal quarter of the Company to (ii) cash interest payments made during such four fiscal quarters of the Company and its Subsidiaries.

         Section 9.13 Debt to Total Capitalization Ratio. At any time permit the ratio of Consolidated Total Debt to Consolidated Total Capitalization to be greater than 60%.

         Section 9.14 Negative Pledge Agreements. The Company will not create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any contract, agreement or understanding (other than this Agreement, the Security Instruments and any contract or agreement evidencing an Excepted Lien, but only with respect to the Property covered by such Excepted Lien) which in any way prohibits or restricts the granting, conveying, creation or imposition of any Lien on any Property of the Company or any Subsidiary, or which requires the consent of or notice to other Persons in connection therewith, except customary consents to assignment provisions contained in any instrument constituting Oil and Gas Properties, and in any conveyance thereof in the Company's or any Subsidiaries' chain of title.

         Section 9.15 Sale of Oil and Gas Properties. The Company will not, nor permit any Subsidiary or Affiliate to sell, assign, transfer or convey any interest in any Oil and Gas Properties except as follows:

         (a) Hydrocarbons sold in the ordinary course of business as and when produced;

         (b) Routine farm-outs of non-proven acreage;

         (c) Sales of Properties provided the sales of all such Properties permitted under this clause since the date of the last redetermination of the Borrowing Base do not have a market value in excess of $5,000,000 in the aggregate; and

         (d) In addition to sales permitted above, sales of Properties included in the Borrowing Base, provided simultaneously with any such sale the Borrowing Base is reduced by amounts agreed to at the time by the Majority Lenders and, if required by the Majority Lenders, the net proceeds received in any such sale are applied to prepay the Notes as determined by the Lenders.

         Section 9.16 Environmental Matters. Except as disclosed in Schedule 7.18, neither the Company nor any Subsidiary will cause or permit any of its Property to be in violation of, or do anything or permit anything to be done which will subject any such Property to any remedial obligations under any Environmental Laws, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to such Property, and the Company will promptly notify the Agent in writing of any existing, pending or threatened (of which the Company has knowledge) action or investigation by any Governmental Authority in connection with any Environmental Laws, except for any such violations or remedial obligations (individually or in the aggregate) which would not have a Material Adverse Effect. The Company will establish and implement such procedures as may be necessary to continuously determine and assure that (i) no solid wastes are disposed of on any Property owned by the Company or any Subsidiary in quantities or locations that would require remedial action under any Environmental Laws, (ii) no hazardous substance will be released on or to any such Property in a quantity equal to or exceeding that quantity which requires reporting pursuant to Section 103 of CERCLA, (iii) no hazardous substance is released on or to any such Property so as to pose an imminent and substantial endangerment to public health or welfare or the environment; (iv) all hazardous substances and solid wastes generated by the Company or any Subsidiary or on any Property of the Company or any Subsidiary will be transported only by carriers maintaining valid permits under RCRA and treated, stored, and disposed of only by facilities operating in compliance with RCRA, and (v) the Company, each Subsidiary and their respective Property and operations will be maintained and operated in compliance with all permits, licenses, and similar authorizations required pursuant to any Environmental Laws, except for any non-compliance with clauses (i) through (v) of this Section that would not have a Material Adverse Effect. The Company covenants and agrees to keep or cause all of its and its Subsidiaries' Property to be kept free of any hazardous waste or contaminants to the extent required by applicable Environmental Laws, and either to remove the same (or if removal is prohibited by law, to take whatever action is required by law) promptly upon discovery at its sole expense or to take other appropriate response to the extent required by applicable Environmental Laws.

         Section 9.17 ERISA Compliance. The Company will not at any time permit any Plan maintained by it or any ERISA Affiliate to:

         (a) engage in any "prohibited transaction" as such term is defined in
Section 4975 of the Code;

         (b) except as provided in Schedule 9.17, incur any "accumulated funding deficiency" as such term is defined in Section 302 of ERISA; or

         (c) terminate any such Plan in a manner which could result in the imposition of a Lien on the Property of the Company or any Subsidiary pursuant to Section 4068 of ERISA.

         Section 9.18 Hedging Agreements. Except for those Hedging Agreements described in Schedule 9.18, the Company will not enter into or become obligated under, or permit any of its Subsidiaries to enter into or become obligated under any Hedging Agreement except for such agreements which in the aggregate do not cover at any time a volume of oil and gas (on a barrel of oil equivalent basis) equal to more than 70% for any 12 month period of the projected production for such period of oil and gas (on a barrel of oil equivalent basis) from the Oil and Gas Properties included in the Borrowing Base and such contracts are for delivery or settlement on or before the end of the second calendar year after the calendar year of the date of such contract.

         Section 9.19 Subsidiaries and Partnerships. The Company shall not create any additional Subsidiaries or partnerships or permit any Subsidiary to do so without prior written notice to the Agent and the Lenders. In every such case, each new Significant Subsidiary shall forthwith execute and deliver a Guaranty Agreement in favor of the Agent.

         Section 9.20 Changes to the MarketSpan Credit Facility . The Company shall not, without the prior written consent of the Lenders make, or permit to be made, any change to the MarketSpan Credit Facility that could reasonably be expected to result in a violation of Section 8.07 or that would result in loans made or to be made pursuant to the MarketSpan Credit Facility to be on terms more adverse to the Company than the terms of such credit facility as of the Closing Date.


                                   ARTICLE X

                               Events of Default

         Section 10.01 Events of Default. If one or more of the following events ("Events of Default") shall occur and be continuing:

         (a) (i) The Company shall default in the payment when due of any principal of any Loan or of any reimbursement obligation for disbursement made under any Letter of Credit or other amount payable by it hereunder, or (ii) the Company shall default in the payment of any accrued interest on any Loan or on any reimbursement obligation for disbursement made under any Letter of Credit or other amount payable by it hereunder, or any fees due and payable hereunder, and such default shall continue unremedied for three (3) Business Days after such occurrence; or

         (b) The Company or any Subsidiary shall default in the payment when due of any principal of or interest on any of its other Debt in an amount aggregating $500,000, unless, in the case of trade creditors, such default is being contested in good faith; or any non-monetary default specified in any note, agreement, indenture or other document evidencing or relating to any other Debt in an amount aggregating $1,000,000 of the Company or any Subsidiary shall occur if the effect of such event is to cause, or to permit the holder or holders of such Debt (or a trustee or agent on behalf of such holder or holders) to cause, such Debt to become due prior to its stated maturity; or

         (c) Any representation, warranty or certification made or deemed made herein or in any other Security Instrument by the Company or any Subsidiary, or any certificate furnished to any Lender or the Agent pursuant to the provisions hereof or any other Security Instrument, shall prove to have been false or misleading as of the time made or furnished in any material respect; or

         (d) The Company shall default in the performance of any of its other material obligations in this Agreement or under any Security Instrument, and such default shall continue unremedied for a period of 30 days after notice thereof to the Company by the Agent or any Lender (through the Agent); provided, however, that the grace period referred to in this Section 10.01(d) shall not apply to the obligations of the Company to promptly pay principal, interest and fees or to any of its obligations under Article IX, except for its obligations under Sections 9.12 and 9.13 of Article IX as to which Sections
9.12 and 9.13 such 30-day grace period shall apply; or

         (e) The Company shall admit in writing its inability to, or be generally unable to, pay its Debts as such Debts become due; or

         (f) The Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code, or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

         (g) A proceeding or case shall be commenced, without the application or consent of the Company, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its Debt, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Company or of all or substantially all of its assets, or (iii) similar relief in respect of the Company under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of Debt, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 90 days; or an order for relief against the Company shall be entered in an involuntary case under the Federal Bankruptcy Code; or

         (h) A final judgment or judgments for the payment of money in excess of $2,500,000 in the aggregate shall be rendered by a court or courts against the Company or any Subsidiary (which is not otherwise covered by insurance) and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and the Company or any Subsidiary shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

         (i) An event or condition specified in Section 8.01(c) shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, the Company or any ERISA Affiliate shall incur or in the opinion of the Majority Lenders shall be reasonably likely to incur a liability to a Plan, a Multiemployer Plan or PBGC (or any combination of the foregoing) which is, in the determination of the Majority Lenders would result in a Material Advance Effect;

         (j) Any Subsidiary takes, suffers or permits to exist as to such Subsidiary any of the events or conditions referred to in Sections 10.01 (e),
(f), (g) or (h) hereof; or

         (k) The occurrence of a Material Change without the written consent of the Lenders; or

         (l) The occurrence of any event having a Material Adverse Effect, which remains unremedied for a period of 30 days after such occurrence; or

         (m) The failure of the Company to satisfy any post Initial Loan condition specified in Section 6.04 hereof on or before the deadline specified therein, which remains unremedied for a period of 30 days after such occurrence; or

         (n) Any Guaranty Agreement shall at any time after its execution and delivery and for any reason cease to be in full force and effect or shall be declared null and void and the Guarantor thereunder fails to execute an enforceable and effective Guaranty Agreement in replacement thereof, or the validity or enforceability thereof shall be contested by the Guarantor or the Guarantor shall deny it has any further liability or obligation thereunder or shall fail to perform its obligations thereunder; or

         (o) The MarketSpan Credit Facility shall at any time and for any reason prior to payment in full of the Company's obligations pursuant to
Section 2.08(b) occurring as a result of the redetermination of the Borrowing Base scheduled to occur September 1, 1999, ceases to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested by the Company or MarketSpan Corporation, or either such Person shall deny it has any further liability or obligation under the MarketSpan Credit Facility or the Company or MarketSpan Corporation shall fail to perform any of their respective obligations thereunder.

THEREUPON: (i) in the case of an Event of Default other than one referred to in clause (e), (f) or (g), or clause (j) to the extent it refers to clauses (e),
(f) or (g) of this Section 10.01, the Agent may and, upon request of the Majority Lenders, shall, by notice to the Company, cancel the Commitments and/or declare the principal amount then outstanding of and the accrued interest on the Loans and all other amounts payable by the Company hereunder and under the Notes to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other formalities of any kind, all of which are hereby expressly waived by the Company; provided, however, notwithstanding the foregoing waivers, the Agent will give the Company one (1) Business Day's prior notice of the acceleration of Notes under this clause (i); and (ii) in the case of the occurrence of an Event of Default referred to in clause (e), (f) or (g), or clause (j) to the extent it refers to clauses (e), (f) or (g), of this Section 10.01 the Commitments shall be automatically canceled and the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Company hereunder and under the Notes shall become automatically immediately due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other formalities of any kind, all of which are hereby expressly waived by the Company.

         Section 10.02 Cash Collateral for Letters of Credit. Without limitation of any right or remedy specified in Section 10.01, if any of the Indebtedness (other than the LC Exposure) shall have become due and payable pursuant to the immediately foregoing paragraph of Section 10.01, the Agent, upon the request of the Majority Lenders, shall, proceed to enforce remedies under the Security Instruments. Upon realization of any of the collateral covered by the Security Instruments, all such cash and cash proceeds shall be applied first, to the payment of all unreimbursed fees and expenses outstanding hereunder or under any of the other Security Instruments, then, to the amount of outstanding balance of the Indebtedness, and then, held by the Agent as cash collateral to secure the Company's obligation to reimburse the Agent and the Lenders for drawings for the LC Exposure.

                                   ARTICLE XI

                                   The Agent

         Section 11.01 Appointment, Powers and Immunities. Each Lender hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder with such powers as are specifically delegated to the Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. The Agent (which term as used in this sentence and in Section 11.05 and the first sentence of Section 11.06 shall include reference to its affiliates and its own and its affiliates' officers, directors, employees and agents): (a) shall have no duties or responsibilities except those expressly set forth in this Agreement, and shall not by reason of this Agreement be a trustee for any Lender; (b) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any Note or any other document referred to or provided for herein or for any failure by the Company or any other Person to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder; and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith, even if such actions or omissions are foreseeably caused by the ordinary negligence of the Agent, except for its own gross negligence or willful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agent, together with the written consent of the Company to such assignment or transfer.

         Section 11.02 Reliance by Agent. The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. As to any matters not expressly provided for by this Agreement, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Majority Lenders, and such instructions of the Majority Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

         Section 11.03 Defaults. The Agent shall not be deemed to have knowledge of the occurrence of an Event of Default (other than the non-payment of principal of or interest on Loans or of fees) unless the Agent has received notice from a Lender or the Company specifying such Event of Default and stating that such notice is a "Notice of Default." In the event that the Agent receives such a notice of the occurrence of an Event of Default, the Agent shall give prompt notice thereof to the Lenders (and shall give each Lender and the Company prompt notice of each such non-payment). The Agent shall (subject to Section 11.07) take such action with respect to such Event of Default as shall be directed by the Majority Lenders, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable in the best interest of the Lenders.

         Section 11.04 Rights as a Lender. With respect to its Commitments, the Loans made by it and the Letters of Credit, Chase (and any successor acting as Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity. Chase (and any successor acting as Agent) and its affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Company (any and of its affiliates) as if it were not acting as the Agent, and Chase and its affiliates may accept fees and other consideration from the Company for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

         Section 11.05 Indemnification. THE LENDERS AGREE TO INDEMNITY THE AGENT (TO THE EXTENT NOT REIMBURSED UNDER SECTION 12.03, BUT WITHOUT LIMITING THE OBLIGATIONS OF THE COMPANY UNDER SAID SECTION 12.03), RATABLY IN ACCORDANCE WITH THE AGGREGATE PRINCIPAL AMOUNT OF THE LOANS MADE BY THE LENDERS (OR, IF NO LOANS ARE AT THE TIME OUTSTANDING, RATABLY IN ACCORDANCE WITH THEIR RESPECTIVE COMMITMENTS), FOR ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS OF ANY KIND AND NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE AGENT IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER DOCUMENTS CONTEMPLATED BY OR REFERRED TO HEREIN OR THE TRANSACTIONS CONTEMPLATED HEREBY (INCLUDING, WITHOUT LIMITATION, THE COSTS AND EXPENSES WHICH THE COMPANY IS OBLIGATED TO PAY UNDER SECTION 12.03 BUT EXCLUDING, UNLESS AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, NORMAL ADMINISTRATIVE COSTS AND EXPENSES INCIDENT TO THE PERFORMANCE OF ITS AGENCY DUTIES HEREUNDER OR THE ENFORCEMENT OF ANY OF THE TERMS HEREOF OR OF ANY SUCH OTHER DOCUMENTS, PROVIDED THAT NO LENDER SHALL BE LIABLE FOR ANY OF THE FOREGOING TO THE EXTENT THEY ARISE FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE PARTY TO BE INDEMNIFIED.

         Section 11.06 Non-Reliance on Agent and other Lenders. Each Lender agrees that it has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Company and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. The Agent shall not be required to keep itself informed as to the performance or observance by the Company of this Agreement or any other document referred to or provided for herein or to inspect the Properties or books of the Company. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Company (or any of its affiliates) which may come into the possession of the Agent or any of its affiliates.

         Section 11.07 Failure to Act. Except for action expressly required of the Agent hereunder, the Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall be indemnified to its satisfaction by the Lenders against any and all liability and expenses which may be incurred by it by reason of taking or continuing to take any such action.

         Section 11.08 Resignation or Removal of Agent. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Lenders and the Company and the Agent may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders, after consultation with the Company, shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, after consultation with the Company, appoint a successor Agent. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section 11 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.


                                  ARTICLE XII

                                 Miscellaneous

         Section 12.01 Waiver. No failure on the part of the Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

         Section 12.02 Notices. All notices and other communications provided for herein and in the other Security Instruments (including, without limitation, any modifications of, or waivers or consents under, this Agreement or the other Security Instruments) shall be given or made by telex, telecopy, telegraph, cable or in writing and telexed, telecopied, telegraphed, cabled, mailed or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or in the other Security Instruments; or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement or in the other Security Instruments, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier, delivered to the telegraph or cable office or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

         Section 12.03 Payment of Expenses, Indemnities, etc. The Company agrees to:

                  (a) whether or not the transactions hereby contemplated are consummated, pay all reasonable expenses of the Agent in the administration (both before and after the execution hereof and including advice of counsel as to the rights and duties of the Agent and the Lenders with respect thereto) of, and in connection with the negotiation, investigation, preparation, execution and delivery of, recording or filing of, preservation of rights under, enforcement of, and refinancing, renegotiation or restructuring of, this Agreement, the Notes and the other Security Instruments and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees and disbursements of counsel for the Agent and in the case of enforcement for any of the Lenders); and promptly reimburse the Agent for all reasonable amounts expended, advanced or incurred by the Agent or the Lenders to satisfy any obligation of the Company under this Agreement or any Security Instrument;

                  (b) pay and hold each of the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes; and

                  (c) INDEMNIFY THE AGENT AND EACH LENDER, ITS OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS AND AFFILIATES FROM, HOLD EACH OF THEM HARMLESS AGAINST, PROMPTLY UPON DEMAND PAY OR REIMBURSE EACH OF THEM FOR, AND REFRAIN FROM CREATING OR ASSERTING AGAINST ANY OF THEM, ANY AND ALL ACTIONS, SUITS, PROCEEDINGS (INCLUDING ANY INVESTIGATIONS, LITIGATION OR INQUIRIES), CLAIMS, DEMANDS, CAUSES OF ACTION, LOSSES, LIABILITIES, DAMAGES AND REASONABLY INCURRED COSTS OR EXPENSES OF ANY KIND OR NATURE WHATSOEVER REGARDLESS OF WHETHER FORESEEABLY CAUSED BY THE ORDINARY NEGLIGENCE OF THE AGENT AND/OR THE LENDERS (COLLECTIVELY THE "INDEMNITY MATTERS") WHICH MAY

         BE INCURRED BY OR ASSERTED AGAINST OR INVOLVE ANY OF THEM (WHETHER OR NOT ANY OF THEM IS DESIGNATED A PARTY THERETO) AS A RESULT OF, ARISING OUT OF OR RELATED TO (I) ANY ACTUAL OR PROPOSED USE BY THE COMPANY OF THE PROCEEDS OF ANY OF THE LOANS OR (II) ANY OTHER ASPECT OF THIS AGREEMENT, THE NOTES, AND THE OTHER SECURITY INSTRUMENTS, INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND DISBURSEMENTS OF COUNSEL AND ALL OTHER REASONABLE EXPENSES INCURRED IN CONNECTION WITH INVESTIGATING, DEFENDING OR PREPARING TO DEFEND ANY SUCH ACTION, SUIT, PROCEEDING (INCLUDING ANY INVESTIGATIONS, LITIGATION OR INQUIRIES) OR CLAIM, BUT EXCLUDING HEREFROM ALL INDEMNITY MATTERS ARISING SOLELY BY REASON OF CLAIMS BETWEEN THE LENDERS OR ANY LENDER AND THE AGENT OR A SHAREHOLDER OF A LENDER AGAINST SUCH LENDER OR SOLELY BY REASON OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF THE PARTY SEEKING INDEMNITY; AND

                  (d) INDEMNIFY AND HOLD THE AGENT AND EACH LENDER, ITS OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS AND AFFILIATES HARMLESS AGAINST, PROMPTLY TO PAY ON DEMAND OR REIMBURSE EACH OF THEM WITH RESPECT TO, ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION, LOSS, DAMAGE, LIABILITIES, AND REASONABLY INCURRED COSTS AND EXPENSES REGARDLESS OF WHETHER FORESEEABLY CAUSED BY THE ORDINARY NEGLIGENCE OF THE AGENT AND/OR THE LENDERS OF ANY AND EVERY KIND OR NATURE WHATSOEVER ASSERTED AGAINST OR INCURRED BY ANY OF THEM BY REASON OF OR ARISING OUT OF OR IN ANY WAY RELATED TO (I) THE BREACH OF ANY REPRESENTATION OR WARRANTY AS SET FORTH HEREIN REGARDING ENVIRONMENTAL LAWS, OR (II) THE FAILURE OF THE COMPANY TO PERFORM ANY OBLIGATION HEREIN REQUIRED TO BE PERFORMED PURSUANT TO ENVIRONMENTAL LAWS. THE FOREGOING INDEMNITY SHALL NOT APPLY WITH RESPECT TO MATTERS CAUSED BY OR ARISING OUT OF THE SOLE NEGLIGENCE, SOLE GROSS NEGLIGENCE OR SOLE WILLFUL MISCONDUCT OF THE PARTY SEEKING INDEMNITY. THE AGENT OR LENDER, AS APPROPRIATE SHALL GIVE NOTICE TO THE COMPANY OF ANY SUCH CLAIM OR DEMAND BEING MADE AGAINST THE AGENT OR SUCH LENDER AND THE COMPANY SHALL HAVE THE NON-EXCLUSIVE RIGHT TO JOIN IN THE DEFENSE AGAINST ANY SUCH CLAIM OR DEMAND. THE PROVISIONS OF THIS PARAGRAPH SHALL SURVIVE THE FINAL PAYMENT OF ALL INDEBTEDNESS AND THE TERMINATION OF THIS AGREEMENT AND SHALL CONTINUE THEREAFTER IN FULL FORCE AND EFFECT.

         The Company's obligations under this Section 12.03 shall survive any termination of this Agreement and the payment of the Notes.

         Section 12.04 Amendments, Etc. Any provision of this Agreement or any other Security Instruments may be amended, modified or waived with the Majority Lenders' written consent; provided that no amendment, modification or waiver which (i) extends the maturity of the Loans shall be effective without the written consent of each Lender directly affected thereby, (ii) releases all or substantially all of the collateral or the obligations of the Company or any Guarantor shall be effective without the written consent of all Lenders, (iii) modifies or waives the payment of any principal, interest, fees or other amount due hereunder or under the Notes or any Letter of Credit or Letter of Credit Agreement to any Lender shall be effective without the written consent of such Lender, (iv) modifies or reduces the total Commitments of all of the Lenders shall be effective without the written consent of all Lenders, (v) modifies or reduces the Commitment of any Lender shall be effective without the written consent of such Lender, (vi) decreases the interest rate applicable to the Loans shall be effective without the written consent of each Lender directly affected thereby, (vii) decreases the amount of any fees due to any Lender (or the Agent for the benefit of the Lenders) hereunder shall be effective without the written consent of each Lender directly affected thereby, or (viii) modifies any provision of this Agreement requiring the vote of 100% of the Lenders shall be effective without the written consent of all Lenders; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Agent hereunder without the prior written consent of the Agent. The Company's written agreement is needed for any amendment or modification of this Agreement or any other Security Instrument.

         Section 12.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         Section 12.06 Assignments and Participations.

                  (a) The Company may not assign its rights or obligations hereunder or under the Notes or under any Letter of Credit Agreement without the prior consent of all of the Lenders and the Agent.

                  (b) Each Lender may, upon the written consent of the Agent and the Company, which consent shall not be unreasonably withheld, assign to one or more assignees all or a portion of its rights and obligations under this Agreement pursuant to an Assignment and Acceptance Agreement substantially in the form of Exhibit F (an "Assignment and Acceptance") provided, however, that (i) any such assignment shall be in the aggregate amount of at least $10,000,000, and (ii) the assignee shall pay to the Agent a processing and recordation fee of $2,500. Any such assignment will become effective upon the issuance by the Agent of a letter of acknowledgment reflecting such assignment and the resultant effects thereof on the Commitments of the assignor and assignee, and the principal amount outstanding of the Loans owed to the assignor and assignee, the Agent hereby agreeing to effect such issuance no later than five (5) Business Days after its receipt of an Assignment and Acceptance executed by all parties thereto. Promptly after receipt of an Assignment and Acceptance executed by all parties thereto, the Agent shall send to the Company a copy of such executed Assignment and Acceptance. Upon receipt of such executed Assignment and Acceptance, the Company, will, at its own expense, execute and deliver new Notes to the assignor and/or assignee, as appropriate, in accordance with their respective interests as they appear on the Agent's letter of acknowledgment. Upon the effectiveness of any assignment pursuant to this Section, the assignee will become a "Lender," if not already a "Lender," for all purposes of this Agreement and the other Security Instruments. The assignor shall be relieved of its obligations hereunder to the extent of such assignment (and if the assigning Lender no longer holds any rights or obligations under this Agreement, such assigning Lender shall cease to be a "Lender" hereunder). The Agent will prepare on the last Business Day of each month during which an assignment has become effective pursuant to this Section a new schedule giving effect to all such assignments effected during such month, and will promptly provide the same to the Company and each of the Lenders.

                  (c) Each Lender may, following written notice to the Company, transfer, grant or assign participations in all or any part of such Lender's interests hereunder pursuant to this subsection to any Person, provided that: (i) such Lender shall remain a "Lender" for all purposes of this Agreement and the transferee of such participation shall not constitute a "Lender" hereunder; and (ii) no participant under any such participation shall have rights to approve any amendment to or waiver of this Agreement, the Notes or any Security Instrument except to the extent such amendment or waiver would (x) extend the Drawdown Termination Date, (y) reduce the interest rate (other than as a result of waiving the applicability of any post-default increases in interest rates) or fees applicable to any of the Commitments or Loans in which such participant is participating, or postpone the payment of any thereof, or (z) release all or substantially all of the collateral (except as expressly provided in the Security Instruments) supporting any of the Commitments or Loans in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the Security Instruments (the participant's rights against the granting Lender in respect of such participation to be those set forth in the agreement with such Lender creating such participation), and all amounts payable by the Company hereunder shall be determined as if such Lender had not sold such participation, provided that such participant shall be entitled to receive additional amounts under Article V on the same basis as if it were a Lender.

                  (d) Notwithstanding any other provisions of this Section 12.06, no transfer or assignment of the interests or obligations of any Lender hereunder or any grant of participations therein shall be permitted if such transfer, assignment or grant would require the Company to file a registration statement with the SEC or to qualify the Loans under the "Blue Sky" laws of any state.

                  (e) The Lenders may furnish any information concerning the Company in the possession of the Lenders from time to time (i) to assignees and participants and (ii) following the prior consent of the Company (which will not be unreasonably withheld) to prospective assignees and participants; provided, however, neither the Agent nor any of the

         Lenders shall have any liability with respect to any inadvertent disclosure of information to prospective assignees and participants.

                  (f) Notwithstanding anything in this Section 12.06 to the contrary, any Lender may assign and pledge all or any of its Notes to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve System and/or such Federal Reserve Bank. No such assignment and/or pledge shall release the assigning and/or pledging Lender from its obligations hereunder.

         Section 12.07 Invalidity. In the event that any one or more of the provisions contained in the Notes, this Agreement or in any other Security Instrument shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of the Notes, this Agreement or any other Security Instrument.

         Section 12.08 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

         Section 12.09 References. The words "herein," "hereof," "hereunder" and other words of similar import when used in this Agreement refer to this Agreement as a whole, and not to any particular article, section or subsection. Any reference herein to a Section or Subsection shall be deemed to refer to the applicable Section or Subsection of this Agreement unless otherwise stated herein. Any reference herein to an exhibit or schedule shall be deemed to refer to the applicable exhibit or schedule attached hereto unless otherwise stated herein.

         Section 12.10 Termination of Agreement; Survival of Obligations.

                  (a) This Agreement and the Security Instruments shall terminate and cease to be of legal force and effect upon the payment in full of the Indebtedness and the termination of the Commitments. To the extent that any payments on the Indebtedness or proceeds of the collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent the Indebtedness so satisfied shall be revived and continue as if such payment or proceeds had not been received by the Agent or the Lenders, and the security interests, rights, powers and remedies of the Agent and the Lenders under this Agreement and the Security Instruments shall continue in full force and effect. In such event, this Agreement shall be automatically reinstated pursuant to the terms of Subsection 12.10(b) if it shall theretofore have been terminated.

                  (b) The grant of a security interest under the Security Instruments and all of the Agent's and the Lenders' rights, powers and remedies under this Agreement and under the Security Instruments shall remain in full force and effect until the Agent has retransferred and delivered all collateral described therein in its possession to the Company, including without limitation all shares of stock, and executed a written release or termination statement and reassigned to the Company without recourse or warranty any remaining collateral, including without limitation all shares of stock, and all rights conveyed hereby. Upon the complete payment of the Indebtedness and the compliance by the Company with all covenants and agreements hereof, at the written request and expense of the Company, will deliver to the Company the Notes marked "paid" or with such other notation as is appropriate and will release, reassign and transfer the collateral, including without limitation all shares of stock, to the Company or such other Person as is appropriate and declare this Agreement and the Security Instruments to be of no further force or effect. Notwithstanding the foregoing, the obligations of the Company under Sections 5.01, 5.05 and 12.03 shall survive the repayment of the Loans and the termination of the Commitments.

         Section 12.11 Captions. Captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

         Section 12.12 Governing Law; Submission to Jurisdiction.

                  (a) THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS; EXCEPT THAT CHAPTER 346 OF THE TEXAS FINANCE CODE (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRI-PARTY ACCOUNTS) SHALL NOT APPLY TO THIS AGREEMENT OR THE NOTES.

                  (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, THE NOTES OR THE OTHER SECURITY INSTRUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF TEXAS, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE COMPANY HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NONEXCLUSIVE AND DOES NOT PRECLUDE THE AGENT OR ANY LENDER FROM OBTAINING JURISDICTION OVER THE COMPANY IN ANY COURT OTHERWISE HAVING JURISDICTION.

         Section 12.13 Interest. It is the intention of the parties hereto that each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby would be usurious as to any Lender under laws applicable to it (including the laws of the United States of America and the State of Texas or any other jurisdiction whose laws may be mandatorily applicable to such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in the Notes, this Agreement or in any other Security Instrument or agreement entered into in connection with or as security for the Notes, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to any Lender that is contracted for, taken, reserved, charged or received by such Lender under the Notes, this Agreement or under any of the other aforesaid Security Instruments or agreements or otherwise in connection with the Notes shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be cancelled automatically and if theretofore paid shall be credited by such Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Lender to the Company); and (ii) in the event that the maturity of the Notes is accelerated by reason of an election of the holder thereof resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be cancelled automatically by such Lender as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Lender to the Company). All sums paid or agreed to be paid to any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Lender, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Loans evidenced by the Notes until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (i) the amount of interest payable to any Lender on any date shall be computed at the Highest Lawful Rate applicable to such Lender pursuant to this Section
12.13 and (ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Lender would be less than the amount of interest payable to such Lender computed at the Highest Lawful Rate applicable to such Lender, then the amount of interest payable to such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Lender until the total amount of interest payable to such Lender shall equal the total amount of interest which would have been payable to such Lender if the total amount of interest had been computed without giving effect to this Section.

         To the extent that Section 303.001 of the Texas Finance Code is relevant to any Lender for the purpose of determining the Highest Lawful Rate, each such Lender hereby elects to determine the applicable rate ceiling under such Section by the weekly rate ceiling from time to time in effect.

         Section 12.14 Waiver of Jury Trial. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR TO DEFEND ANY RIGHTS UNDER THIS AGREEMENT, THE NOTES OR ANY OTHER SECURITY INSTRUMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR ANY OTHER SECURITY INSTRUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         Section 12.15 Exculpation Provisions. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT AND THE OTHER SECURITY INSTRUMENTS AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT AND THE OTHER SECURITY INSTRUMENTS; THAT IT HAS IN FACT READ THIS AGREEMENT AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS AGREEMENT AND THE OTHER SECURITY INSTRUMENTS; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS AGREEMENT AND THE OTHER SECURITY INSTRUMENTS; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS AGREEMENT AND THE OTHER SECURITY INSTRUMENTS RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT AND THE OTHER SECURITY INSTRUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT "CONSPICUOUS."

         Section 12.16 No Oral Agreements. THIS WRITTEN AGREEMENT, THE NOTES, AND THE OTHER SECURITY INSTRUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                            COMPANY:

                                            THE HOUSTON EXPLORATION
                                            COMPANY


                                            By:    /s/ Thomas W. Powers
                                                   ----------------------------
                                            Name:      Thomas W. Powers
                                            Title:     Senior Vice President
                                                         Business Development
                                                         Finance and Treasurer

                                            Address:       1100 Louisiana
                                                           Suite 2000
                                                           Houston, Texas  77002

                                            Telecopier No.:  713/830-6885

                                            Telephone No.:   713/652-2847



                     [Amended and Restated Credit Agreement
                               Signature Page 1]

                                          LENDERS AND AGENTS:

Commitment                                CHASE BANK OF TEXAS, NATIONAL
                                          ASSOCIATION, Individually as a Lender
                                          and as Administrative Agent


$50,000,000.00                   By:      /s/ Russell A. Johnson
                                          -------------------------------------
                                          Name:   Russell Johnson
                                          Title:  Vice President

                                          Applicable Lending Office for Base
                                          Rate Loans:

                                          Address:     712 Main Street
                                                       Houston, Texas  77002

                                          Applicable Lending Office for Fixed
                                          Rate Loans:

                                          Address:     712 Main Street
                                                       Houston, Texas  77002
                                          Telecopier:  713/216-4117
                                          Telephone:   713/216-5617

                                          Address for Notices:

                                          Loan and Agency Services
                                          The Chase Manhattan Bank
                                          1 Chase Manhattan Plaza, 8th Floor
                                          New York, New York  10081

                                          Telecopier No.:  212/552-7490
                                          Telephone No.:   212/552-7943

                                          Attention: Muniram Appanna

                                          with a copy to:
                                          Address:     1111 Fannin
                                                       Houston, Texas  77002
                                          Telecopier No.:
                                                         ------------------
                                          Telephone No.:
                                                         ------------------
                                          Attention:
                                                    -----------------------


                     [Amended and Restated Credit Agreement
                               Signature Page 2]

Commitment                                THE BANK OF NOVA SCOTIA,
                                          Individually as a Lender and as
                                          Syndication Agent


$40,000,000.00                            By: /s/ F.C.H. Ashby
                                              ---------------------------------
                                          Name:   F.C.H. Ashby
                                          Title:  Senior Manager Loan Operations

                                          Applicable Lending Office for Base
                                          Rate Loans:

                                          Address:   600 Peachtree Street N.E.
                                                     Suite 2700
                                                     Atlanta, Georgia 30308
                                          Telecopier No.:
                                                         ---------------------
                                          Telephone No.:
                                                         ---------------------

                                          Applicable Lending Office for Fixed
                                          Rate Loans:

                                          Address:   600 Peachtree Street N.E.
                                                     Suite 2700
                                                     Atlanta, Georgia 30308
                                          Telecopier:
                                                     -------------------------
                                          Telephone:
                                                     -------------------------

                                          Address for Notices:

                                          1100 Louisiana, Suite 3000
                                          Houston, Texas 77002

                                          Telecopier No.: 713/752-2425
                                          Telephone No.:  713/759-3441

                                          Attention: Mark Ammerman

                                          with a copy to:
                                          Address:   600 Peachtree Street N.E.
                                                     Suite 2700
                                                     Atlanta, Georgia 30308
                                          Telecopier No.: 404/888-8998
                                          Telephone No.:  404/877-1552
                                          Attention: Phyllis Walker


                     [Amended and Restated Credit Agreement
                               Signature Page 3]

Commitment                                FIRST UNION NATIONAL BANK,
                                          Individually as a Lender and as
                                          Documentation Agent


$35,000,000.00                            By: /s/ David Humphreys
                                              ---------------------------------
                                          Name:   David Humphreys
                                          Title:  Vice President

                                          Applicable Lending Office for Base
                                          Rate Loans:

                                          Address:   301 South College Street
                                                     Charlotte, North Carolina
                                                     28288

                                          Telecopier No.:
                                                         ---------------------
                                          Telephone No.:
                                                         ---------------------

                                          Applicable Lending Office for Fixed
                                          Rate Loans:

                                          Address:   301 South College Street
                                                     Charlotte, North Carolina
                                                     28288
                                          Telecopier:
                                                     -------------------------
                                          Telephone:
                                                     -------------------------

                                          Address for Notices:

                                          1001 Fannin Street
                                          Houston, Texas  77002

                                          Telecopier No.:  713/650-6354
                                          Telephone No.:   713/346-2704

                                          Attention: Jay Chernosky

                                          with a copy to:

                                          Address:   1001 Fannin Street
                                                     Houston, Texas  77002

                                          Telecopier No.:  713/650-6354
                                          Telephone No.:   713/346-2727
                                          Attention: Debbie Blank


                     [Amended and Restated Credit Agreement
                               Signature Page 4]

Commitment                                PNC BANK NATIONAL ASSOCIATION,
                                          Individually as a Lender and as
                                          Managing Agent


$35,000,000.00                            By: /s/ Julie Quaid
                                              ---------------------------------
                                          Name:   Julie Quaid
                                          Title:  Associate Vice President

                                          Applicable Lending Office for Base
                                          Rate Loans:

                                          Address:   249 Fifth Avenue, 3rd Floor
                                                     Mail Stop P1-POPP-03-1
                                                     Pittsburgh, Pennsylvania
                                                     15222

                                          Telecopier No.: 412-768-4586
                                          Telephone No.:  412-768-4262

                                          Applicable Lending Office for Fixed
                                          Rate Loans:

                                          Address:   249 Fifth Avenue, 3rd Floor
                                                     Mail Stop P1-POPP-03-1
                                                     Pittsburgh, Pennsylvania
                                                     15222

                                          Telecopier:     412-768-4586
                                          Telephone:      412-768-4262

                                          Address for Notices:

                                          249 Fifth Avenue, 3rd Floor
                                          Mail Stop P1-POPP-03-1
                                          Pittsburgh, Pennsylvania 15222

                                          Telecopier No.: 412/762-2571
                                          Telephone No.:  412/762-3025

                                          Attention: Tom Grundman


                     [Amended and Restated Credit Agreement
                               Signature Page 5]
                                          with a copy to:

                                          Address:     620 Liberty Avenue
                                                       Mail Stop P2-PTPP-03-1
                                                       Pittsburgh, Pennsylvania
                                                       15222

                                          Telecopier No.: 412/768-4586
                                          Telephone No.:  412/768-4262

                                          Attention:   Stephanie Angelini




                     [Amended and Restated Credit Agreement
                               Signature Page 6]

Commitment                                Comerica Bank - Texas


$25,000,000.00                            By: /s/ Martin W. Wilson
                                              ---------------------------------
                                          Name:   Martin W. Wilson
                                          Title:  Vice President

                                          Applicable Lending Office for Base
                                          Rate Loans:

                                          Address:    1601 Elm Street, 2nd Floor
                                                      Dallas, Texas 75201

                                          Telecopier No.: 214-969-6561
                                          Telephone No.:  214-969-6563

                                          Applicable Lending Office for Fixed
                                          Rate Loans:

                                          Address:    1601 Elm Street, 2nd Floor
                                                      Dallas, Texas 75201
                                          Telecopier: same as above
                                          Telephone:  same as above

                                          Address for Notices:

                                          1601 Elm Street, 2nd Floor
                                          Dallas, Texas 75201

                                          Telecopier No.:  214/969-6561
                                          Telephone No.:   214/969-6563

                                          Attention: Martin W. Wilson

                                          with a copy to:

                                          Address:    Livonia Operations Center
                                                      39200 Six Mile Road,
                                                      4th Floor
                                                      Livonia, Michigan 48152

                                          Telecopier No.: 734/632-7050
                                          Telephone No.:  734/632-3063

                                          Attention:  Nancy Lee

                     [Amended and Restated Credit Agreement
                               Signature Page 7]

                                   EXHIBIT B

                                    FORM OF
                             REVOLVING CREDIT NOTE


$_________________               Houston, Texas                 March ____, 1999


         THE HOUSTON EXPLORATION COMPANY (hereinafter called the "Company"), a Delaware corporation, with offices at 1100 Louisiana, Suite 2000, Houston, Texas 77002, for value received, promises and agrees to pay on or before March 1, 2003, to the order of ____________________________________ (hereinafter called the "Lender") at the banking quarters of CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as Agent, located at 712 Main Street, Houston, Texas 77002, in coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, the principal sum of _____________________________________ DOLLARS ($___________________), or so
much thereof as may be advanced pursuant to the Credit Agreement hereinafter mentioned, as shown on the schedules attached hereto and any continuation of such schedules.

         All capitalized terms which are used but not defined in this Note shall have the same meanings as in the Credit Agreement dated as of March __, 1999, between the Company, Chase Bank of Texas, National Association, as Administrative Agent, The Bank of Nova Scotia, as Syndication Agent, First Union National Bank, as Documentation Agent, PNC Bank National Association, as Managing Agent, the Lender and each other financial institution now or hereafter signatory thereto (such Credit Agreement, together with all amendments or supplements thereto, being the "Credit Agreement").

         In addition to the principal sum referred to in the first paragraph of this Note, the Company also agrees to pay interest on all amounts hereof so advanced and remaining from time to time unpaid hereon from the date hereof until maturity at the rates and on the dates provided for in the Credit Agreement. Past due principal and interest shall bear interest at the Post-Default Rate.

         The Lender is hereby authorized to record all loans and all payments and prepayments hereunder on account of principal and interest on the schedules attached hereto and made a part hereof for all purposes and to provide continuations to such schedules as may be necessary. The date, type, interest rate and maturity of each Loan made by the Lender to the Company, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedules attached hereto or any continuation thereof.

         This Note is a "Revolving Credit Note" under the Credit Agreement, is issued pursuant to and is entitled to the benefits of the Credit Agreement. Reference is made to the Credit Agreement for provisions for the acceleration of the maturity hereof on the occurrence of certain events specified therein, for interest rate computations in the event that the otherwise agreed rate is at any time limited by the Highest Lawful Rate, for the reimbursement of attorneys' fees or other costs of collection or enforcement, and for all other pertinent purposes. It is contemplated that by reason of prepayment hereon there may be times when no Indebtedness is owing hereunder; but notwithstanding such occurrences, this Note shall remain valid and shall be in full force and effect as to loans made pursuant to the Credit Agreement subsequent to each occurrence.

         This Note has been made and issued and is payable in the State of Texas and shall be governed by the laws of such State.

                                                THE HOUSTON EXPLORATION COMPANY



                                                By:
                                                   -----------------------------
                                                Name:  Thomas W. Powers
                                                Title: Senior Vice President
                                                       Business Development
                                                       Finance and Treasurer

                                   EXHIBIT C

                                    FORM OF
                             COMPLIANCE CERTIFICATE


         The undersigned hereby certifies that he is the ______________________ of The Houston Exploration Company, a Delaware corporation (the "Company"), and that as such he is authorized to execute this certificate on behalf of the Company. With reference to the Amended and Restated Credit Agreement dated as of March __, 1999 (together with all amendments or supplements thereto being the "Agreement"), among the Company; Chase Bank of Texas, National Association, as Administrative Agent ("the Agent") for itself and the other financial institutions now or hereafter signatory thereto (the "Lenders"); The Bank of Nova Scotia, as Syndication Agent; First Union National Bank, as Documentation Agent; and the Lenders, PNC Bank National Association, as Managing Agent; and the Lenders, and the undersigned further certifies, represents and warrants as follows (each capitalized term used herein having the same meaning given to it in the Agreement unless otherwise specified):

                  (a) The representations and warranties of the Company contained in the Agreement and otherwise made in writing by or on behalf of the Company pursuant to the Agreement were true and correct when made, and are repeated at and as of the time of delivery hereof and are true and correct at and as of the time of delivery hereof in all material respects, or has notified the Agent of any failure thereof.

                  (b) The Company has performed and complied with all agreements and conditions contained in the Agreement required to be performed or complied with by it prior to or at the time of delivery hereof.

                  (c) Neither the Company nor any Subsidiary has incurred any material liabilities, direct or contingent, since September 30, 1998, except those (i) set forth in Schedule 7.03 to the Agreement, (ii) disclosed on the most recent financial statements of the Company and the Subsidiaries delivered to the Agent and (iii) consented to by the Agent and the Lenders in writing.

                  (d) Since September 30, 1998, no change has occurred, either in any case or in the aggregate, in the condition, financial or otherwise, of the Company or any Subsidiary which would have a Material Adverse Effect, except as disclosed to the Agent in writing.

                  (e) There exists, and, after giving effect to the loan or loans or extensions of credit with respect to which this certificate is being delivered, will exist, no Event of Default under the Agreement or any event or circumstance which constitutes, or with notice or lapse of time (or both) would constitute, an event of default under any loan or credit agreement, indenture, deed of trust, security agreement or other agreement or instrument evidencing or pertaining to any Debt of the Company or any Subsidiary, or under any material agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound.

                  (f) Based upon the detailed computations set forth on
         Schedule 8.01 attached hereto, the Company is in compliance with the provisions of Sections 9.12 and 9.13 of the Agreement as of __________________, 19______.

         EXECUTED AND DELIVERED this ____ day of ___________, 19__.

                                             THE HOUSTON EXPLORATION COMPANY



                                             By:
                                                -----------------------------
                                             Name:
                                                  ---------------------------
                                             Title:
                                                   --------------------------

                                   EXHIBIT E

                                    FORM OF

                 BORROWING, CONTINUATION AND CONVERSION REQUEST


                               ____________, 19__


         The Houston Exploration Company, a Delaware corporation (the "Company"), pursuant to the Credit Agreement dated as of March __, 1999 (as the same may be amended or supplemented, the "Agreement"), among the Company, Chase Bank of Texas, National Association, as Administrative Agent, The Bank of Nova Scotia, as Syndication Agent, First Union National Bank, as Documentation Agent, PNC Bank National Association, as Managing Agent, and the financial institutions now or hereafter signatory thereto hereby makes the requests indicated below (unless otherwise defined herein, capitalized terms are defined in the Agreement):

[ ]      1.     Revolving Credit Loans:

         (a)    Aggregate amount of new Revolving Credit Loans to be $________;

         (b)    Requested funding date is _________________, 199__;

         (c)    $_____________________ of such borrowings are to be Fixed Rate
                Loans;

                $_____________________ of such borrowings are to be Base Rate Loans; and

         (d)    Length of Interest Period for Fixed Rate Loans is __________.


[ ]      2.     Fixed Rate Loan Continuation for Fixed Rate Loans maturing on
                ______________:

         (a)    Aggregate amount to be continued as Fixed Rate Loans is $______;

         (b)    Aggregate amount to be converted to Base Rate Loans is $______;
                and

         (c)    Length of Interest Period for continued Fixed Rate Loans is ___-
                ___________.

[ ]      3.     Conversion of Outstanding Base Rate Loans to Fixed Rate Loans:

                Convert $__________________ of the outstanding Base Rate Loans to Fixed Rate Loans on ____________________ with an Interest Period of __________________.

         4.     Letter of Credit

                (a)  Account Party:                             , 19
                                        ------------------------    -----

                (b)  Issuance Date:                             , 19
                                        ------------------------    -----

                (c)  Beneficiary:                               , 19
                                        ------------------------    -----

                (d)  Expiration Date:                           , 19
                                        ------------------------    -----

                (e)  Delivery
                     Instructions:                              , 19
                                        ------------------------    -----


         The undersigned certifies that he is the __________________ of the Company, and that as such he is authorized to execute this certificate on behalf of the Company. The undersigned further certifies, represents and warrants on behalf of the Company that the Company is entitled to receive the requested loan or loans or extension of credit under the terms and conditions of the Agreement.

                                           THE HOUSTON EXPLORATION COMPANY


                                           By:
                                                 ------------------------------
                                           Name:
                                                 ------------------------------
                                           Title:
                                                 ------------------------------

                                   EXHIBIT F

                                    FORM OF

                           ASSIGNMENT AND ACCEPTANCE

                         Dated: _______________, 199__

         Reference is made to that certain Credit Agreement dated as of March __, 1999, among The Houston Exploration Company, a Delaware corporation (the "Company"), Chase Bank of Texas, National Association, as Administrative Agent, The Bank of Nova Scotia, as Syndication Agent, First Union National Bank, as Documentation Agent, PNC Bank National Association, as Managing Agent, and the financial institutions now or hereafter signatory thereto (such Credit Agreement together with all amendments and supplements thereto being the "Credit Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement. This Assignment and Acceptance, between the Assignor (as defined and set forth on Schedule I hereto and made a part hereof) and the Assignee (as defined and set forth on Schedule I hereto and made a part hereof) is dated as of the Effective Date (as set forth on Schedule I hereto and made a part hereof).

         1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date, an undivided interest (the "Assigned Interest") in and to all the Assignor's rights and obligations under the Credit Agreement respecting those, and only those, Commitments and Loans contained in the Credit Agreement as are set forth on Schedule I, in a principal amount as set forth on Schedule I.

         2. The Assignor (i) represents and warrants that it owns the Assigned Interest free and clear from any lien or adverse claim; (ii) other than the representation and warranty set forth in clause (i) above, makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other instrument, document or agreement delivered in connection therewith, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or the performance or observance by either the Guarantors, the Company or its Subsidiaries or of any of their respective obligations under the Credit Agreement, or any other instrument or document furnished pursuant thereto; and (iv) attaches the Note held by it evidencing the Assigned Interest and requests that the Company exchange such Note for a new Note payable to the Assignor (if the Assignor has retained any interest in the Assigned Interest) and a new Note payable to the Assignee in the respective amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

         3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 7.02, or if later, the most recent financial statements delivered pursuant to Section 8.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis; (iii) agrees that it will, independently and without reliance upon either the Agent, any other Lender or the Assignor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement;
(iv) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it; and (v) if the Assignee is organized under the laws of a jurisdiction outside the United States, attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty.

         4. Following the execution of this Assignment and Acceptance, it will be delivered to the Company effective as of the Effective Date (which Effective Date shall, unless otherwise agreed, be at least five (5) Business Days after the execution of this Assignment and Acceptance).

         5. Upon delivery to the Company, all payments under the Credit Agreement in respect of the Assigned Interest (including without limitation, all payments of principal, interest and fees with respect thereto) for the period up to, but not including, the Effective Date, shall be made to the Agent for the benefit of the Assignor, and for the period from and after the Effective Date shall be made to the Agent for the benefit of the Assignee. Assignor and Assignee hereby agree that if Assignor receives any of the payments referred to in the preceding sentence which should have been made to Assignee, or if Assignee receives any of the payments referred to in the previous sentence which should have been made to Assignor, such payments shall promptly be paid by Assignor to Assignee, or by Assignee to Assignor, as the case may be, in full.

         6. From and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance and Section 12.06 of the Credit Agreement, shall have the rights and obligations thereunder, and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance and Section 12.06 of the Credit Agreement, relinquish its rights and be released from its obligations under the Credit Agreement.

         7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective duly authorized officers on
Schedule I hereto.


                                           ------------------------------------
                                           as Assignor



                                           By:
                                                 ------------------------------
                                           Name:
                                                 ------------------------------
                                           Title:
                                                 ------------------------------



                                           ------------------------------------
                                           as Assignee



                                           By:
                                                 ------------------------------
                                           Name:
                                                 ------------------------------
                                           Title:
                                                 ------------------------------

                                           APPROVED:

                                           THE HOUSTON EXPLORATION COMPANY



                                           By:
                                                 ------------------------------
                                           Name:
                                                 ------------------------------
                                           Title:
                                                 ------------------------------


                                           CHASE BANK OF TEXAS,
                                             NATIONAL ASSOCIATION, as Agent



                                           By:
                                                 ------------------------------
                                           Name:
                                                 ------------------------------
                                           Title:
                                                 ------------------------------

                                   SCHEDULE I

                                       TO

                           ASSIGNMENT AND ACCEPTANCE


Assignor:
         ---------------------

  Total Commitment of Assignor Prior to Effective Date:       $
                                                               ------------
  Total Commitment of Assignor After Effective Date:          $
                                                               ------------

Assignee:
         ---------------------

  Total Commitment of Assignee Prior to Effective Date:       $
                                                               ------------
  Total Commitment of Assignee After Effective Date:          $
                                                               ------------

Effective Date of Assignment:            , 199
                             ------------     --
Amount of Total Commitment Assigned: $
                                      -------------

                             Principal Amount            Percentage Assigned
Facilities                    (or amount of)           (Shown as a percentage
Assigned                   Commitment) Assigned       of aggregate Commitments)
----------                 --------------------       -------------------------
Revolving Credit           $                                               %
                           ------------                         -----------


Assignee's Base Rate                             Address for Notice:
Lending Office:

------------------------------                   -------------------------------

------------------------------                   -------------------------------

------------------------------                   -------------------------------
                                                 Attn:
                                                      --------------------------
                                                 Telex No:
                                                          ----------------------
Assignee's Eurodollar                            Telecopy No:
                                                             -------------------
Lending Office:                                  Telephone No:
                                                              ------------------

------------------------------

------------------------------

------------------------------

                                SCHEDULE 1.02(b)

                           EXISTING LETTERS OF CREDIT


                   Chase Bank of Texas, National Association

         Amount                        Maturity                    L/C #
         ------                        --------                    -----
      $50,000.00                    January 31, 2000              I466939
     $300,000.00                    June 6, 1999                  I445680





                               Schedule 1.02(b)-1